SALE AND SERVICING AGREEMENT


                          Dated as of December 1, 1998

                                      Among

                    IMC HOME EQUITY LOAN OWNER TRUST 1998-7,
                                   as Issuer,

                              IMC SECURITIES, INC.
                                  as Depositor,


                              IMC MORTGAGE COMPANY,
                                    as Seller


                             OCWEN FEDERAL BANK FSB,
                                   as Servicer


                                       and


                            THE CHASE MANHATTAN BANK
                              as Indenture Trustee

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
             HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 1998-7A AND
               HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 1998-7B


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                                    CONTENTS
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ARTICLE I

         DEFINITIONS; RULES OF CONSTRUCTION.......................................................................1
         Section 1.01      Definitions............................................................................1
         Section 1.02      Use of Words and Phrases..............................................................20
         Section 1.03      Captions; Table of Contents...........................................................20
         Section 1.04      Opinions..............................................................................20

ARTICLE II

         REPRESENTATIONS, WARRANTIES AND COVENANTS
         OF THE DEPOSITOR, THE SERVICER AND THE SELLER;
         COVENANT OF DEPOSITOR TO CONVEY HOME EQUITY LOANS.......................................................21
         Section 2.01      Representations and Warranties of the Depositor.......................................21
         Section 2.02      Representations and Warranties of the Servicer........................................23
         Section 2.03      Representations and Warranties of the Seller..........................................25
         Section 2.04      Covenants of Seller to Take Certain Actions with Respect to the Home
                           Equity Loans in Certain Situations....................................................28
         Section 2.05      Conveyance of the Home Equity Loans and Qualified
                           Replacement Mortgages.................................................................34
         Section 2.06      Acceptance by Indenture Trustee; Certain Substitutions of Home Equity
                           Loans; Certification by Indenture Trustee.............................................38
         Section 2.07      [Reserved]............................................................................39
         Section 2.08      Custodian.............................................................................39
         Section 2.09      Books and Records.....................................................................40

ARTICLE III
         ACCOUNTS, DISBURSEMENTS AND RELEASES....................................................................41
         Section 3.01      [Reserved.............................................................................41
         Section 3.02      Establishment of Accounts.............................................................41
         Section 3.03      Flow of Funds.........................................................................41
         Section 3.04      Reserve Account.......................................................................43
         Section 3.05      Investment of Accounts................................................................44
         Section 3.06      Payment of Trust Expenses.............................................................45
         Section 3.07      Eligible Investments..................................................................45
         Section 3.08      Accounting and Directions by Indenture Trustee........................................46
         Section 3.09      Reports by Indenture Trustee to Owners and Note Insurer...............................47
         Section 3.10      Reports by Indenture Trustee..........................................................49

ARTICLE IV

         SERVICING AND ADMINISTRATION
         OF HOME EQUITY LOANS....................................................................................50
         Section 4.01      Servicer and Sub-Servicers............................................................50
         Section 4.02      Collection of Certain Home Equity Loan Payments.......................................51
         Section 4.03      Sub-Servicing Agreements..............................................................51
         Section 4.04      Successor Sub-Servicers...............................................................52
         Section 4.05      Liability of Servicer; Indemnification................................................52
         Section 4.06      No Contractual Relationship Between Sub-Servicer, Indenture
                           Trustee or the Owners.................................................................53
         Section 4.07      Assumption or Termination of Sub-Servicing Agreement by
                           Indenture Trustee.....................................................................53
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         Section 4.08      Principal and Interest Account........................................................53
         Section 4.09      Delinquency Advances and Servicing Advances...........................................55
         Section 4.10      Compensating Interest; Repurchase of Home Equity Loans................................55
         Section 4.11      Maintenance of Insurance..............................................................56
         Section 4.12      Due-on-Sale Clauses; Assumption and Substitution Agreements...........................57
         Section 4.13      Realization Upon Defaulted Home Equity Loans; Workout of Home
                           Equity Loans..........................................................................57
         Section 4.14      Indenture Trustee to Cooperate; Release of Files......................................58
         Section 4.15      Servicing Compensation................................................................59
         Section 4.16      Annual Statement as to Compliance.....................................................59
         Section 4.17      Annual Independent Certified Public Accountants' Reports..............................60
         Section 4.18      Access to Certain Documentation and Information Regarding the
                           Home Equity Loans.....................................................................60
         Section 4.19      Assignment of Agreement...............................................................60
         Section 4.20      Removal of Servicer; Retention of Servicer; Resignation of Servicer...................60
         Section 4.21      Inspections by Note Insurer; Errors and Omissions Insurance...........................63
         Section 4.22      Additional Servicing Responsibilities for Second Mortgage Loans.......................64
         Section 4.23      Adjustable Rate Home Equity Loans.....................................................64
         Section 4.24      Administration of the Issuer..........................................................64

ARTICLE V

         TERMINATION.............................................................................................65
         Section 5.01      Termination...........................................................................65
         Section 5.02      Termination Upon Auction Sale.........................................................65
         Section 5.03      Redemption of Notes...................................................................65
         Section 5.04      Disposition of Proceeds...............................................................66

ARTICLE VI

         MISCELLANEOUS...........................................................................................67
         Section 6.01      Acts of Owners........................................................................67
         Section 6.02      Recordation of Agreement.  ...........................................................67
         Section 6.03      Duration of Agreement.  ..............................................................67
         Section 6.04      Successors and Assigns................................................................67
         Section 6.05      Severability.  .......................................................................67
         Section 6.06      Governing Law; Submission to Jurisdiction.............................................67
         Section 6.07      Counterparts.  .......................................................................68
         Section 6.08      Amendment.............................................................................68
         Section 6.09      Specification of Certain Tax Matters.  ...............................................69
         Section 6.10      The Note Insurer......................................................................69
         Section 6.11      Third Party Rights....................................................................69
         Section 6.12      Notices...............................................................................69
         Section 6.13      Benefits of Agreement.................................................................71
         Section 6.14      Legal Holidays........................................................................71
         Section 6.15      Usury.................................................................................71
         Section 6.16      No Petition...........................................................................72

ARTICLE VII

         CERTAIN MATTERS REGARDING THE NOTE INSURER..............................................................73
         Section 7.01      Trust Estate and Accounts Held for Benefit of the Note Insurer........................73
         Section 7.02      Claims Upon the Policy; Policy Payments Account.......................................73
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         Section 7.03      Effect of Payments by the Note Insurer; Subrogation...................................74
         Section 7.04      Notices to the Note Insurer...........................................................74
         Section 7.05      Rights to the Note Insurer To Exercise Rights of Owners...............................75


SCHEDULE IA                SCHEDULE OF POOL I HOME EQUITY LOANS
SCHEDULE IB                SCHEDULE OF POOL II HOME EQUITY LOANS
EXHIBIT A                  FORM OF CERTIFICATE RE:  HOME EQUITY LOANS
                           PREPAID IN FULL AFTER CUT-OFF DATE
EXHIBIT B-1                FORM OF INDENTURE TRUSTEE'S RECEIPT
EXHIBIT B-2                FORM OF CUSTODIAN'S RECEIPT
EXHIBIT C                  FORM OF POOL CERTIFICATION
EXHIBIT D                  HOME EQUITY LOANS WITH DOCUMENT EXCEPTIONS
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                                       iii

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         SALE AND SERVICING AGREEMENT dated as of December 1, 1998 by and among
IMC HOME EQUITY LOAN OWNER TRUST 1998-7, a Delaware business trust (the "Issuer" or the "Trust"), IMC SECURITIES, INC., a Delaware corporation, in its capacities as Depositor (the "Depositor"), IMC MORTGAGE COMPANY, a Florida corporation in its capacity as the Seller (the "Seller"), OCWEN FEDERAL BANK FSB, a federal savings bank, in its capacity as the servicer (the "Servicer") and THE CHASE MANHATTAN BANK, a New York banking corporation, in its capacity as the indenture trustee on behalf of the Owners of the Notes (the "Indenture Trustee").

         WHEREAS, the Seller is engaged in the business of originating, purchasing and servicing home equity loans secured by first and second lien mortgages and deeds of trust on residential property;

         WHEREAS, the Seller desires to sell to the Depositor and the Depositor desires to purchase from the Seller the Home Equity Loans and the Depositor desires to sell to the Issuer and the Issuer desires to purchase from the Depositor the Home Equity Loans and all monies due and to become due thereunder after December 1, 1998;

         WHEREAS, the Issuer desires to purchase a pool of Home Equity Loans (the "Home Equity Loans") consisting of two subpools ("Pool I" and "Pool II") which were originated or purchased by the Seller;

         WHEREAS, the Seller is willing to sell such Home Equity Loans to the Depositor and the Depositor is willing to sell such Home Equity Loans to the Issuer;

         WHEREAS, the Servicer has acquired the servicing rights with respect to the Home Equity Loans and has agreed to service the Home Equity Loans in accordance with the terms of this Agreement;

         WHEREAS, The Chase Manhattan Bank, is willing to serve in the capacity of Indenture Trustee hereunder; and

         WHEREAS, Financial Security Assurance Inc. (the "Note Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Issuer, the Depositor, the Seller, the Servicer, and the Indenture Trustee hereby agree as follows:



                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.01 Definitions.

         For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         "Account": Any account established in accordance with Section 3.02,
3.04 or 4.08 hereof.

         "Accrual Period": With respect to any Payment Date, the calendar month immediately preceding the calendar month in which such Payment Date occurs. Calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person,


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directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement": This Sale and Servicing Agreement, as it may be amended from time to time, including the Exhibits and Schedules hereto.

         "Annual Loss Percentage (Rolling Twelve Month)": As of any date of determination thereof, a fraction, expressed as a percentage, the numerator of which is the aggregate of the Realized Losses for each of the twelve immediately preceding Remittance Periods and the denominator of which is the aggregate Loan Balance as of the beginning of such 12-month period.

         "Appraised Value": The appraised value of any Property based upon the appraisal made at the time of the origination of the related Home Equity Loan, or, in the case of a Home Equity Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

         "Auction Sale": The sale of all of the Home Equity Loans in a Loan Pool pursuant to Section 5.02.

         "Auction Sale Reserve Deposit": With respect to any Auction Sale of a Loan Pool, the amount equal to the lesser of (a) the excess, if any, of (i) the Loan Balance of the Home Equity Loans in such Loan Pool over (ii) the Note Principal Balance of the related Series of Notes and (b) the amount by which the Specified Overcollateralization Amount for the other Loan Pool would exceed the Overcollateralization Amount for the other Loan Pool if the Mortgage Portfolio Performance Test was measured using only the Home Equity Loans in such other Loan Pool; provided however that the Note Insurer, by notice to each of the parties hereto in accordance with Section 6.12, can expressly waive the requirement of such an Auction Sale Reserve Deposit. In the event that as a result of such calculation the Specified Overcollateralization Amount is unlimited the Auction Sale Reserve Deposit will be the amount determined by clause (a).

         "Authorized Officer": With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon, such Person; with respect to the Depositor and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered at the Closing; with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

         "Backup Servicer": The Indenture Trustee shall initially serve as Backup Servicer hereunder in the event of the termination of the Servicer, subject to the right of the Indenture Trustee to assign such duties to a party acceptable to the Note Insurer, the Rating Agencies and the Owners of the majority of the Percentage Interests of the Certificates.

         "Bid Solicitation Commencement Date": With respect to Pool I, the first Monthly Remittance Date on which the aggregate Loan Balance of the Pool I Home Equity Loans has declined to less than $52,900,000 and with respect to Pool II, the first Monthly Remittance Date on which the aggregate Loan Balance of the Pool II Home Equity Loans has declined to less than $7,100,000.

         "Bid Solicitation Date": The Remittance Date in each of January, April, July and October commencing on the first January, April, July or October after the Bid Solicitation Commencement Date.



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         "Business Day": Any day other than a Saturday, Sunday or a day on which commercial banking institutions in The City of New York, the city in which the Corporate Trust Office is located, the city in which the principal office of the
Note Insurer is located or the city in which the principal office of the Servicer is located are authorized or obligated by law or executive order to be closed.

         "Carry-Forward Amount": With respect to either Series of Notes and as to any Payment Date, the sum of (x) the amount, if any, by which (i) the sum of
(A) the Current Interest for such Series (without regard to any portion thereof which represents a Preference Amount which is not yet due in accordance with the
Note Insurance Policy) for the immediately preceding Payment Date and (B) any unpaid Carry-Forward Amounts from all previous Payment Dates exceeded (ii) the amount of the actual distribution made to the Owners of such Series on such immediately preceding Payment Date pursuant to Section 3.03(b)(ii) and 3.03(b)(v)(y) hereof plus (y) interest on such excess at the related Note Rate for such Series of Notes for a period of 30 days.

         "Certificate": Any one of the Certificates issued pursuant to the Trust Agreement.

         "Certificate Distribution Account": The Certificate Distribution Account established in accordance with the Trust Agreement.

         "Civil Relief Interest Shortfalls": With respect to any Remittance Period, for any Home Equity Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Remittance Period as a result of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the amount, if any, by which (i) interest collectible on such Home Equity Loan during the most recently ended Remittance Period is less than (ii) the sum of (a) one month's interest on the Loan Balance of such Home Equity Loan at a rate equal to the related Note Rate plus (b) 0.75375% per annum for such Remittance Period.

         "Clean Up Call Date": The first Monthly Remittance Date on which the Loan Balance of the Home Equity Loans in both Loan Pools combined has declined to less than 5% of the Maximum Collateral Amount.

         "Closing Date": On or about December 10, 1998.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Compensating Interest":  As defined in Section 4.10(a) hereof.

         "Corporate Trust Office": The principal office of the Indenture Trustee at The Chase Manhattan Bank, 450 W. 33rd Street, 14th Floor, New York, NY 10001,
Attention: Structured Finance Services Department, IMC 1998-7 or the principal office of any successor Indenture Trustee hereunder.

         "Coupon Rate": The annual rate of interest borne by each Mortgage Note.

         "Cram Down Loss": With respect to a Home Equity Loan, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Loan Balance or the Coupon Rate of such Home Equity Loan, the amount of such reduction. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

         "Cumulative Loss Percentage": As of any date of determination thereof, the aggregate of all Realized Losses since the Closing Date as a percentage of the Maximum Collateral Amount; provided that




                                       3
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Realized Losses resulting solely from Cram Down Losses shall not be included in the definition of Realized Losses for purposes of calculating the Cumulative Loss Percentage.

         "Cumulative Loss Test": The Cumulative Loss Test for each period indicated below is satisfied if the Cumulative Loss Percentage does not exceed the percentage set out for such period below:

                                                              Cumulative Loss
                          Period                                Percentage
                          ------                                ----------

         January 2, 1999    -    January 1, 2001                   1.25%
         January 2, 2001    -    January 1, 2002                   1.50%
         January 2, 2002    -    January 1, 2003                   1.75%
         January 2, 2003    -    and thereafter                    2.25%

         "Current Interest": As applicable, the Pool I Current Interest or the Pool II Current Interest.

         "Custodial Agreement": The Custodial Agreement dated as of December 1, 1998 among the Custodian, the Issuer, the Indenture Trustee, the Depositor, the Seller and the Servicer.

         "Custodian": Bank One Trust Company, N.A., as Custodian on behalf of the Indenture Trustee pursuant to the Custodial Agreement.

         "Cut-Off Date":  As of the close of business on December 1, 1998.

         "Daily Collections":  As defined in Section 4.08(c) hereof.

         "Delinquency Advance":  As defined in Section 4.09(a) hereof.

         "Delinquent": A Home Equity Loan is "Delinquent" if any payment due thereon is not made by the Mortgagor by the close of business on the related Due Date. A Home Equity Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

         "Depositor": IMC Securities, Inc., a Delaware corporation, or any successor thereto.

         "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York, 10004, and any successor Depository named herein.

         "Determination Date": The 15th day of each month, or if such day is not a Business Day, on the preceding Business Day, commencing in January 1999.

         "Due Date": With respect to any Home Equity Loan, the date on which the Monthly Payment with respect to such Home Equity Loan is required to be paid pursuant to the related Mortgage Note exclusive of any days of grace.

         "Eligible Account": With respect to the Principal and Interest Account, any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the


                                       4
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principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated P-1 by Moody's and A-1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the Rating Agencies) at the time any amounts are held on deposit therein,
(ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to each Rating Agency, the Owners of the Notes will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Notes as evidenced by a letter from each Rating Agency to the Indenture Trustee. Account may bear interest. The Servicer shall provide the Indenture Trustee and the Note Insurer with a statement identifying the location and account information of the Principal and Interest Account upon a change in the location of such account.

         "Eligible Investments": Those investments so designated pursuant to
Section 3.07 hereof.

         "Excess Overcollateralization Amount": The Pool I Excess
Overcollateralization Amount or the Pool II Excess Overcollateralization Amount.

         "Excess Spread": The Pool I Excess Spread or the Pool II Excess Spread, as applicable.

         "Fannie Mae": Fannie Mae, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

         "FDIC": The Federal Deposit Insurance Corporation, a corporate instrumentality of the United States, or any successor thereto.

         "File": The documents delivered to the Indenture Trustee pursuant to
Section 2.05(b) hereof pertaining to a particular Home Equity Loan and any additional documents required to be added to the File pursuant to this Agreement.

         "Final Certification":  As defined in Section 2.06(c) hereof.

         "Final Payment Date": The Final Payment Date for each Series of Notes is as follows: Series 1998- 7A, November 20, 2029; and, Series 1998-7B, November 20, 2029.

         "Final Recovery Determination": With respect to any defaulted Home Equity Loan or REO Property (other than a Home Equity Loan purchased by the Seller or the Servicer), a determination made by the Servicer that all Liquidation Proceeds which the Servicer, in its reasonable business judgment expects to be finally recoverable in respect thereof have been so recovered or that the Servicer believes in its reasonable business judgment the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries. The Servicer shall maintain records of each Final Recovery Determination.

         "First Mortgage Loan": A Home Equity Loan which constitutes a first priority mortgage lien with respect to any Property.



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         "Freddie Mac": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

         "Highest Lawful Rate":  As defined in Section 6.15 hereof.

         "Home Equity Loans": Such home equity loans transferred and assigned to the Trust pursuant to Section 2.05(a) hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Home Equity Loans originally so held being identified in the Schedule of Home Equity Loans. The term "Home Equity Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan." The term "Home Equity Loan" includes any Home Equity Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust. Any home equity loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Depositor, in fact was not transferred and assigned to the Trust for any reason whatsoever, including, without limitation, the incorrectness of the statement set forth in Section 2.04(b)(x) hereof with respect to such home equity loan, shall nevertheless be considered a "Home Equity Loan" for all purposes of this Agreement.

         "Indemnification Agreement": The Indemnification Agreement dated as of December 2, 1998 among the Note Insurer, the Depositor, the Seller, the Issuer and the Underwriter.

         "Indenture": As applicable, the Pool I Indenture or the Pool II Indenture.

         "Indenture Trustee": The Chase Manhattan Bank, a New York banking corporation, the Corporate Trust Department of which is located on the date of execution of this Agreement at 450 W. 33rd Street, New York, NY 10001, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor hereunder.

         "Indenture Trustee Fee": The Pool I Indenture Trustee Fee or the Pool II Indenture Trustee Fee, as applicable.

         "Indenture Trustee Reimbursable Expenses": The sum of (a) any amounts payable pursuant to the second sentence of Section 6.7 of the Indenture; provided that such amounts payable as Indenture Trustee Reimbursable Expenses shall not exceed $50,000 and (b) any and all fees and expenses of the Indenture Trustee and its agents and counsel in connection with an Auction Sale.

         "Insurance Agreement": The Insurance and Indemnity Agreement dated as of December 1, 1998, among the Issuer, the Depositor, the Seller, the Servicer and the Note Insurer, as such agreement may be amended from time to time.

         "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Home Equity Loan plus any amount remitted under
Section 4.11 hereof.

         "Insured Payment": As to any Payment Date, the excess, if any, of (i) the sum (without duplication) of (a) the Current Interest for both Series of Notes, (b) the Overcollateralization Deficit and (c) the Preference Amount for both Series of Notes over (ii) the Total Available Funds (without regard to any Insured Payment to be made with respect to such Payment Date).

         "Interest Remittance Amount": The Pool I Interest Remittance Amount or the Pool II Interest Remittance Amount, as applicable.

         "Issuer" or "Trust": IMC Home Equity Loan Owner Trust 1998-7, a Delaware business trust.

         "Late Payment Rate": For any Monthly Remittance Date, the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "Liquidated Loan": A Home Equity Loan as to which a Final Recovery Determination has been made.

         "Liquidation Proceeds": With respect to any Liquidated Loan, all amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

         "Limited Release Date": Any Payment Date on which (x) the 60+ Day Delinquency Percentage (Rolling Six Month) is greater than 12.00% but less than 18.00%, (y) the O/C Loss Test is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) is not greater than or equal to 1.60%.

         "Limited Excess Spread": The Pool I Limited Excess Spread or the Pool II Limited Excess Spread, as applicable.

         "Loan Balance": With respect to each Home Equity Loan and as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date with respect to the Home Equity Loans excluding payments of principal due on or prior to the Cut-Off Date, whether or not received, less any principal payments relating to such Home Equity Loan included in previous Monthly Remittance Amounts, provided, however, that the Loan Balance for any Home Equity Loan that has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Home Equity Loan becomes a Liquidated Loan, and at all times thereafter.

         "Loan Pool" Pool I or Pool II, or, if the context requires, collectively, Pool I and Pool II.

         "Loan Purchase Price": With respect to any Home Equity Loan purchased from the Trust on or prior to a Monthly Remittance Date pursuant to Section 2.03, 2.04, 2.06(b) or 4.10(b) hereof, an amount equal to the Loan Balance of such Home Equity Loan as of the date of purchase (assuming that the Monthly Remittance Amount remitted by the Servicer on such Monthly Remittance Date has already been remitted), plus all accrued and unpaid interest on such Home Equity Loan at the Coupon Rate to but not including the date of such purchase together with (without duplication) the aggregate amounts of (i) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan, (ii) all Delinquency Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan and (iii) all reimbursed Delinquency Advances to the extent that reimbursement is not made from the Mortgagor or from Liquidation Proceeds from the respective Home Equity Loan.

         "Loan-to-Value Ratio": As of any particular date (i) with respect to any First Mortgage Loan, the percentage obtained by dividing the Appraised Value into the original principal balance of the Mortgage Note relating to such First Mortgage Loan and (ii) with respect to any Second Mortgage Loan, the percentage obtained by dividing the Appraised Value as of the date of origination of such Second Mortgage Loan into an amount equal to the sum of (a) the remaining principal balance of the Senior Lien note relating to such First Mortgage Loan as of the date of origination of the related Second Mortgage Loan and (b) the original principal balance of the Mortgage Note relating to such Second Mortgage Loan.

         "Maximum Collateral Amount":  $600,008,926.75.

         "Monthly Payment": With respect to any Home Equity Loan and any Remittance Period, the payment of principal, if any, and interest due on the Due Date in such Remittance Period pursuant to the related Mortgage Note.

         "Monthly Remittance Amount": As applicable, the Pool I Monthly Remittance Amount or the Pool II Monthly Remittance Amount.

         "Monthly Remittance Date": The 18th day of each month, or if such day is not a Business Day, on the preceding Business Day, commencing in January 1999.

         "Monthly Reporting Date": With respect to a Payment Date, the related Determination Date.

         "Moody's":  Moody's Investors Service, Inc. or any successor thereto.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Note.

         "Mortgage Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Home Equity Loan.

         "Mortgage Portfolio Performance Test": The Mortgage Portfolio Performance Test is satisfied for any date of determination thereof if either
(A) (x) the 60+ Delinquency Percentage (Rolling Six Month) is less than or equal to 12.00%, (y) the O/C Loss Test is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination thereof is not greater than or equal to 1.60%; or (B) the
Note Insurer by notice to each of the parties hereto in accordance with Section 6.12, expressly waives compliance with the foregoing tests for such date of determination.

         "Mortgagor":  The obligor on a Mortgage Note.

         "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of expenses incurred by the Servicer (including unreimbursed Servicing Advances) in connection with the liquidation of any defaulted Home Equity Loan and unreimbursed Delinquency Advances relating to such Home Equity Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

         "Nonrecoverable Advance": With respect to any Home Equity Loan is any Delinquency Advance or Servicing Advance (i) which was previously made or is proposed to be made by the Servicer and (ii) which, in the good faith judgment of the Servicer, will not, or, in the case of a proposed Delinquency Advance or Servicing Advance, would not be ultimately recoverable by the Servicer from Liquidation Proceeds, proceeds of any insurance policies or future payments on the Home Equity Loan.

         "Note": Any one of the Series 1998-7A Notes or the Series 1998-7B
Notes.

         "Note Accounts":  The Pool I Note Account and the Pool II Note Account.

         "Note Insurance Policy": The financial guaranty insurance policy (number 50753-N) dated December 10, 1998 issued by the Note Insurer to the Indenture Trustee for the benefit of the Owners pursuant to which the Note Insurer guarantees Insured Payments.

         "Note Insurer": Financial Security Assurance Inc., or any successor thereto, as issuer of the Note Insurance Policy.

         "Note Insurer Default": The existence and continuance of any of the following:

                  (a) the Note Insurer fails to make a payment required under the Note Insurance Policy in accordance with its terms; or

                  (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

                  (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, or agent, or receiver for the Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Note Insurer of all or any material portion of its property.

         "Note Principal Balance": The Pool I Note Principal Balance or the Pool II Note Principal Balance, as applicable.

         "O/C Loss Test": The O/C Loss Test for any period set out below is satisfied if the Cumulative Loss Percentage does not exceed the percentage set out for such period below:

                                                       Cumulative Loss
                           Period                        Percentage
                           ------                        ----------

         January 2, 1999     -    January 1, 2000           0.75%
         January 2, 2000     -    January 1, 2001           1.25%
         January 2, 2001     -    January 1, 2002           1.90%
         January 2, 2002     -    January 1, 2003           2.40%
         January 2, 2003     -    and thereafter            3.00%

         "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

         "Operative Documents": Collectively, this Agreement, the Indentures, the Certificate of Trust, the Trust Agreement, the Note Insurance Policy, the Notes, the Custodial Agreement, the Indemnification Agreement and the Insurance Agreement.

         "Original Aggregate Loan Balance": The aggregate Loan Balances of all Home Equity Loans as of the Cut-Off Date, which is $600,008,926.75; $529,001,154.99 with respect to Loan Pool I and $71,007,771.76 with respect to Loan Pool II.

         "Original Pool I Note Principal Balance":  $529,000,000.

         "Original Pool II Note Principal Balance":  $71,000,000.

         "Overcollateralization Amount": As applicable, the Pool I Overcollateralization Amount or the Pool II Overcollateralization Amount.

         "Overcollateralization Deficiency Amount": The Pool I
Overcollateralization Deficiency Amount or the Pool II Overcollateralization Deficiency Amount.

         "Overcollateralization Deficit": With respect to both Loan Pools and any Payment Date, the amount, if any, by which (x) the aggregate Note Principal Balance of both Series of Notes after taking into account all distributions to be made on such Payment Date (without regard to any Insured Payment or distribution of Excess Spread to be made on such Payment Date), exceeds (y) the aggregate Loan Balances of the Home Equity Loans in both Loan Pools as of the close of business on the last day of the related Remittance Period.

         "Overcollateralization Reduction Amount": The Pool I
Overcollateralization Reduction Amount or the Pool I Overcollateralization Reduction Amount.

         "Owner": The Person in whose name a Note is registered in the Register, and the Note Insurer, to the extent described in Sections 7.01 and 7.05.

         "Owner Trustee": Wilmington Trust Company, as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

         "Owner Trustee Fee": The Pool I Owner Trustee Fee or the Pool II Owner Trustee Fee.

         "Paying Agent": Initially, the Indenture Trustee, and thereafter, the Indenture Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 6.11 of the Indenture and is authorized by the Indenture Trustee and the Depositor to make payments on the Certificates on behalf of the Indenture Trustee.

         "Payment Date": Any date on which the Indenture Trustee is required to make distributions to the Owners, which shall be the 20th day of each month or if such day is not a Business Day, the next Business Day thereafter, commencing in the month following the Closing Date. The first Payment Date will be January 20, 1999.

         "Percentage Interest": With respect to any Series of Notes, a fraction, expressed as a decimal, the numerator of which is the Note Principal Balance represented by such Note and the denominator of which is the aggregate Original Note Principal Balance represented by all the Notes of such Series on the Closing Date. With respect to the Certificates, the portion evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the Certificates.

         "Person": Any individual, corporation, limited partnership, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Policy Payments Account": The policy payments account maintained by the Indenture Trustee pursuant to Section 7.02(b) hereof.

         "Pool I": The pool of Home Equity Loans identified in Schedule IA as having been assigned to Pool I, including any Qualified Replacement Mortgages delivered in replacement thereof.

         "Pool I Current Interest": With respect Pool I and any Payment Date, an amount equal to the sum of (i) the amount of interest accrued during the related Accrual Period at the Series 1998-7A Note Rate on the Pool I Note Principal Balance immediately prior to such Payment Date, (ii) the related Carry Forward Amount; and (iii) any portion of the Preference Amount relating to interest owed to the Owners of the Series 1998-7A Notes (which Preference Amount will be paid in accordance with the Note Insurance Policy); provided, however, such amount will be reduced by the amount of any Civil Relief Interest Shortfalls relating to the Pool I Home Equity Loans.

         "Pool I Excess Overcollateralization Amount": With respect to Loan Pool I and a Payment Date, the excess, if any, of (x) the Pool I Overcollateralization Amount that would apply on such Payment Date after taking into account all payments to be made on such Payment Date (except for any distributions of the Pool I Overcollateralization Reduction Amount on such Payment Date), over (y) the Pool I Specified Overcollateralization Amount for such Payment Date.

         "Pool I Excess Spread": As to each Payment Date and Loan Pool I, the amount on deposit in the Pool I Note Account after making the payments required by Section 3.03(b)(i) - (iii) for such Loan Pool.

         "Pool I Indenture": The Indenture, dated as of December 1, 1998 between the Issuer and the Indenture Trustee, relating to the issuance of the Series 1998-7A Notes.

         "Pool I Indenture Trustee Fee": The fee payable monthly to the Indenture Trustee on each Payment Date in an amount equal to 0.00375% per annum, on the outstanding aggregate Loan Balance of the Home Equity Loans in Pool I as of the related Determination Date.

         "Pool I Interest Remittance Amount": As of any Monthly Remittance Date, the excess of (A) the sum, without duplication, of (i) all interest due during the related Remittance Period with respect to the Pool I Home Equity Loans, (ii) all Compensating Interest paid by the Servicer on such Monthly Remittance Date with respect to the Pool I Home Equity Loans, (iii) the portion of the Substitution Amount relating to interest on the Pool I Home Equity Loans, (iv) the portion of any Loan Purchase Price relating to interest on any Pool I Home Equity Loan repurchased during the related Remittance Period and (v) the portion of Net Liquidation Proceeds relating to interest with respect to the Pool I Home Equity Loans over (B) the Servicing Fee and other amounts reimbursable to, or withdrawable from the Principal and Interest Account by, the Servicer.

         "Pool I Limited Excess Spread": For any Payment Date that is a Limited Release Date, the amount of Pool I Excess Spread which would otherwise be remaining after the distributions made pursuant to Section 3.03(b)(vii) for Loan Pool I if the Pool I Specified Overcollateralization Amount did not increase because of the operation of clause (ii)(a) of the definition of Pool I Specified Overcollateralization Additional Amount.

         "Pool I Maximum Collateral Amount":  $529,000,000.

         "Pool I Monthly Remittance Amount": As of any Monthly Remittance Date, the sum of (i) the Pool I Interest Remittance Amount for such Monthly Remittance Date and (ii) the Pool I Principal Remittance Amount for such Monthly Remittance Date.

         "Pool I Note Account": The segregated trust account known as the "Pool I Note Account" established in accordance with Section 3.2 hereof and maintained by the Indenture Trustee at the Corporate Trust Office, provided that the funds in such account shall not be commingled with any other funds held by the Indenture Trustee.

         "Pool I Note Principal Balance": As of any time of determination, the Original Pool I Note Principal Balance less the aggregate of all amounts actually distributed pursuant to Section 3.03(b) hereof with respect to principal thereon on all prior Payment Dates; provided, however, that solely for purposes of determining the Note Insurer's rights, as subrogee, the Pool I Note Principal Balance shall not be reduced by any principal amount paid to the Owner thereof from Insured Payments.

         "Pool I Overcollateralization Amount": As of any Payment Date, the excess, if any, of (x) the aggregate Loan Balances of the Pool I Home Equity Loans as of the close of business on the last day of the related Remittance Period over (y) the Pool I Note Principal Balance for such Payment Date (after taking into account the payment of the Pool I Principal Remittance Amount available for payment on such Payment Date).

         "Pool I Overcollateralization Deficiency Amount": With respect to Loan Pool I and any Payment Date, the excess, if any, of (i) the Pool I Specified Overcollateralization Amount for such Payment Date over (ii) the Pool I Overcollateralization Amount applicable to such Payment Date.

         "Pool I Overcollateralization Deficit": With respect to Pool I and any Payment Date, the amount, if any, by which (x) the Pool I Note Principal Balance after taking into account the payment of Pool I Principal Remittance Amount exceeds (y) the Pool I Loan Balance as of the close of business on the last day of the related Remittance Period.

         "Pool I Overcollateralization Reduction Amount": With respect to Loan Pool I and any Payment Date, an amount equal to the lesser of (x) the Pool I Excess Overcollateralization Amount for such Payment Date and (y) the Pool I Principal Remittance Amount for such Payment Date.

         "Pool I Owner Trustee Fee": The fee payable annually on the Payment Date in January beginning in January 1999 to the Owner Trustee, as provided in the letter from the Owner Trustee to the Seller dated December 10, 1998.

         "Pool I Premium Amount": The amount payable monthly to the Note Insurer on each Payment Date in an amount equal to 0.25% per annum on the Pool I Note Principal Balance as of the related Determination Date.

         "Pool I Principal Remittance Amount": As of any Monthly Remittance Date, the sum, without duplication, of (i) the principal actually collected by the Servicer with respect to Pool I Home Equity Loans during the related Remittance Period, (ii) the Loan Balance of each such Pool I Home Equity Loan that was purchased from the Trust on or prior to such Monthly Remittance Date, to the extent such Loan Balance was actually received by the Servicer, (iii) any Substitution Amounts relating to principal delivered by the Seller in connection with a substitution of a Pool I Home Equity Loan, to the extent such Substitution Amounts were actually received by the Servicer on or prior to such Monthly Remittance Date, (iv) the principal portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to such Pool I Home Equity Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal), and (v) the amount of related investment losses required to be deposited pursuant to Sections 3.05(e) and 4.08(b).

         "Pool I Specified Overcollateralization Additional Amount": If the Mortgage Portfolio Performance Test is satisfied, zero. Otherwise an amount equal to the sum of (i) the Pool I Specified Overcollateralization Additional Amount for the previous Payment Date and (ii) (a) in the event that the 60+ Delinquency Percentage (Rolling Six Month) is greater than 12.00% but less than 18.00% and clause (A)(y) and clause (A)(z) in the definition of Mortgage Portfolio Performance Test are satisfied, a portion of the Pool I Limited Excess Spread equal to the product of (1) such Pool I Limited Excess Spread and (2) a fraction, the numerator of which is equal to the 60+ Delinquency Percentage (Rolling Six Month) less 12.00% and the denominator of which is equal to 6.00%, provided that such fraction shall not exceed 1.0; or (b) an amount equal to the Pool I Limited Excess Spread.

         "Pool I Specified Overcollateralization Amount": With respect to a Payment Date the sum of (1) (x) prior to the Stepdown Date, the amount which is equal to 3.40% of the Pool I Maximum Collateral Amount and (y) after the Stepdown Date (i) if the Stepdown Requirement is satisfied, the lesser of (A) the greater of (i) an amount equal to 6.80% of the then outstanding aggregate Loan Balance of the Home Equity Loans and (ii) 0.50% of the Pool I Maximum Collateral Amount and (B) an amount equal to 3.40% of the Pool I Maximum Collateral Amount or (ii) if the Stepdown Requirement is not satisfied, the amount which is equal to 3.40% of the Pool I Maximum Collateral Amount; provided, however, that if on any Payment Date the Mortgage Portfolio Performance Test is not satisfied, then unless such Payment Date is also a Limited Release Date the Pool I Specified Overcollateralization Amount will be unlimited during the period that the Mortgage Portfolio Performance is not satisfied and (2) the Pool I Specified Overcollateralization Additional Amount.

         "Pool II": The pool of Home Equity Loans identified in the related
Schedule IB as having been assigned to the Pool II, including any Qualified Replacement Mortgages delivered in replacement thereof.

         "Pool II Current Interest": With respect Pool II and any Payment Date, an amount equal to the sum of (i) the amount of interest accrued during the related Accrual Period at the Series 1998-7B Note Rate on the Pool II Note Principal Balance immediately prior to such Payment Date, (ii) the related Carry Forward Amount and (iii) any portion of the Preference Amount relating to interest owed to the Owners of the Series 1998-7B Notes (which Preference Amount will be paid in accordance with the Note Insurance Policy); provided, however, such amount will be reduced by the amount of any Civil Relief Interest Shortfalls relating to the Pool II Home Equity Loans.

         "Pool II Excess Overcollateralization Amount": With respect to Loan Pool II and a Payment Date, the excess, if any, of (x) the Pool II Overcollateralization Amount that would apply on such Payment Date after taking into account all payments to be made on such Payment Date (except for any distributions of the Pool II Overcollateralization Reduction Amount on such Payment Date), over (y) the Pool II Specified Overcollateralization Amount for such Payment Date.

         "Pool II Excess Spread": As to each Payment Date and Loan Pool II, the amount on deposit in the Pool II Note Account after making the payments required by Section 3.03(b)(i) - (iii) for such Loan Pool.

         "Pool II Indenture": The Indenture, dated as of December 1, 1998 between the Issuer and the Indenture Trustee, relating to the issuance of the Series 1998-7B Notes.

         "Pool II Indenture Trustee Fee": The fee payable monthly to the Indenture Trustee on each Payment Date in an amount equal to 0.00375% per annum, on the outstanding aggregate Loan Balance of the Home Equity Loans in Pool II as of the related Determination Date.

         "Pool II Interest Remittance Amount": As of any Monthly Remittance Date, the excess of (A) the sum, without duplication, of (i) all interest due during the related Remittance Period with respect to the Pool II Home Equity Loans, (ii) all Compensating Interest paid by the Servicer on such Monthly Remittance Date with respect to the Pool II Home Equity Loans, (iii) the portion of the Substitution Amount relating to interest on the Pool II Home Equity Loans, (iv) the portion of any Loan Purchase Price relating to interest on any Pool II Home Equity Loan repurchased during the related Remittance Period and
(v) the portion of Net Liquidation Proceeds relating to interest with respect to the Pool II Home Equity Loans over (B) the

Servicing Fee and other amounts reimbursable to, or withdrawable from the Principal and Interest Account by the Servicer.

         "Pool II Limited Excess Spread": For any Payment Date that is a Limited Release Date, the amount of Pool II Excess Spread which would otherwise be remaining after the distributions made pursuant to Section 3.03(b)(vii) for Loan Pool II if the Pool II Specified Overcollateralization Amount did not increase because of the operation of clause (ii)(a) of the definition of Pool II Specified Overcollateralization Additional Amount.

         "Pool II Maximum Collateral Amount":  $71,000,000.

         "Pool II Monthly Remittance Amount": As of any Remittance Date, the sum of (i) the Pool II Interest Remittance Amount for such Remittance Date and the Pool II Principal Remittance Amount for such Remittance Date.

         "Pool II Note Account": The segregated trust account known as the "Pool II Note Account" established in accordance with Section 3.2 hereof and maintained by the Indenture Trustee at the Corporate Trust Office, provided that the funds in such account shall not be commingled with any other funds held by the Indenture Trustee.

         "Pool II Note Principal Balance": As of any time of determination, the Original Pool II Note Principal Balance less the aggregate of all amounts actually distributed pursuant to Section 3.03(b) hereof with respect to principal thereon on all prior Payment Dates; provided, however, that solely for purposes of determining the Note Insurer's rights, as subrogee, the Pool II Note Principal Balance shall not be reduced by any principal amount paid to the Owner thereof from Insured Payments.

         "Pool II Overcollateralization Amount": As of any Payment Date, the excess, if any, of (x) the aggregate Loan Balances of the Pool II Home Equity Loans as of the close of business on the last day of the related Remittance Period over (y) the Pool II Note Principal Balance for such Payment Date (after taking into account the payment of the Pool II Principal Remittance Amount available for payment on such Payment Date.

         "Pool II Overcollateralization Deficiency Amount": With respect to Loan Pool II and any Payment Date, the excess, if any, of (i) the Pool II Specified Overcollateralization Amount for such Payment Date over (ii) the Pool II Overcollateralization Amount applicable to such Payment Date.

         "Pool II Overcollateralization Deficit": With respect to Pool II and any Payment Date, the amount, if any, by which (x) the Pool II Note Principal Balance after taking into account the payment of the Pool II Principal Remittance Amount to be made on such Payment Date exceeds (y) the Pool II Loan Balance as of the close of business on the last day of the related Remittance Period.

         "Pool II Overcollateralization Reduction Amount": With respect to Loan Pool II and any Payment Date, an amount equal to the lesser of (x) the Pool II Excess Overcollateralization Amount for such Payment Date and (y) the Pool II Principal Remittance Amount for such Payment Date.

         "Pool II Owner Trustee Fee": The portion of fee payable annually on the Payment Date in January beginning in January 1999 to the Owner Trustee, as provided in the letter from the Owner Trustee to the Seller dated December 10, 1998.

         "Pool II Premium Amount": The amount payable monthly to the Note Insurer on each Payment Date in an amount equal to 0.25% per annum on the Pool II Note Principal Balance as of the related Determination Date.

         "Pool II Principal Remittance Amount": As of any Monthly Remittance Date, the sum, without duplication, of (i) the principal actually collected by the Servicer with respect to Pool II Home Equity Loans during the related Remittance Period, (ii) the Loan Balance of each such Pool II Home Equity Loan that was purchased from the Trust on or prior to such Monthly Remittance Date, to the extent such Loan Balance was actually received by the Servicer, (iii) any Substitution Amounts relating to principal delivered by the Seller in connection with a substitution of a Pool II Home Equity Loan, to the extent such Substitution Amounts were actually received by the Servicer on or prior to such Monthly Remittance Date, (iv) the principal portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to such Pool II Home Equity Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal), and (v) the amount of related investment losses required to be deposited pursuant to Sections 3.05(e) and 4.08(b).

         "Pool II Specified Overcollateralization Additional Amount": If the Mortgage Portfolio Performance Test is satisfied, zero. Otherwise an amount equal to the sum of (i) the Pool II Specified Overcollateralization Additional Amount for the previous Payment Date and (ii) (a) in the event that the 60+ Delinquency Percentage (Rolling Six Month) is greater than 12.00% but less than 18.00% and clause (A)(y) and clause (A)(z) in the definition of Mortgage Portfolio Performance Test are satisfied, a portion of the Pool II Limited Excess Spread equal to the product of (1) such Pool II Limited Excess Spread and
(2) a fraction, the numerator of which is equal to the 60+ Delinquency Percentage (Rolling Six Month) less 12.00% and the denominator of which is equal to 6.00%, provided that such fraction shall not exceed 1.0; or (b) an amount equal to the Pool II Limited Excess Spread.

         "Pool II Specified Overcollateralization Amount": With respect to a Payment Date the sum of (1) (x) prior to the Stepdown Date, the amount which is equal to 3.40% of the Pool II Maximum Collateral Amount and (y) after the Stepdown Date (i) if the Stepdown Requirement is satisfied, the lesser of (A) the greater of (i) an amount equal to 6.80% of the then outstanding aggregate Loan Balance of the Home Equity Loans and (ii) 0.50% of the Pool II Maximum Collateral Amount and (B) an amount equal to 3.40% of the Pool II Maximum Collateral Amount or (ii) if the Stepdown Requirement is not satisfied, the amount which is equal to 3.40% of the Pool II Maximum Collateral Amount; provided, however, that if on any Payment Date the Mortgage Portfolio Performance Test is not satisfied, then unless such Payment Date is also a Limited Release Date the Pool II Specified Overcollateralization Amount will be unlimited during the period that the Mortgage Portfolio Performance is not satisfied and (2) the Pool II Specified Overcollateralization Additional Amount.

         "Preference Amount": With respect to a series of Notes means, any amounts of interest and principal included in previous distributions to the Owners of the Notes which are recoverable and sought to be recovered as a voidable preference by a indenture trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.) as amended from time to time in accordance with a final, nonappealable order of a court having competent jurisdiction. Such amount will be paid in accordance with the terms of the Note Insurance Policy.

         "Preference Claim":  As defined in Section 7.02(d) hereafter.

         "Premium Amount": The Pool I Premium Amount or the Pool II Premium Amount, as applicable.

         "Prepayment": Any payment of principal of a Home Equity Loan which is received by the Servicer in advance of the scheduled Due Date for the payment of such principal and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment, Substitution Amounts, the portion of the purchase price of any Home Equity Loan purchased from the Trust pursuant to Section 2.03, 2.04, 2.06(b) or 4.10(b) hereof representing principal and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Home Equity Loan shall be deemed to be Prepayments for all purposes of this Agreement.

         "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

         "Principal and Interest Account": The principal and interest account established and maintained by the Servicer pursuant to Section 4.08(a) hereof.

         "Principal Remittance Amount": The Pool I Principal Remittance Amount or the Pool II Principal Remittance Amount, as applicable.

         "Property": The underlying property securing a Home Equity Loan.

         "Prospectus": The Depositor's Prospectus dated May 29, 1998 constituting part of the Registration Statement.

         "Prospectus Supplement": The IMC Home Equity Loan Owner Trust 1998-7 Prospectus Supplement dated December 2, 1998 to the Prospectus.

         "Qualified Replacement Mortgage": A Home Equity Loan substituted for another pursuant to Section 2.03, 2.04 and 2.06(b) hereof, which (i) has a Coupon Rate at least equal to the Coupon Rate of the Home Equity Loan being replaced; (ii) is of the same property type or is a single family dwelling and the same occupancy status or is a primary residence as the Home Equity Loan being replaced, (iii) shall mature no later than January 1, 2029, (iv) has a Loan-to-Value Ratio as of the Replacement Cut-Off Date no higher than the Loan-to-Value Ratio of the replaced Home Equity Loan at such time, (v) shall be of the same or higher credit quality classification (determined in accordance with the Seller's credit underwriting guidelines set forth in the Seller's underwriting manual) as the Home Equity Loan which such Qualified Replacement Mortgage replaces, (vi) shall be a First Mortgage Loan, (vii) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Home Equity Loan as of such Replacement Cut-Off Date and
(viii) shall not provide for a "balloon" payment. In the event that one or more home equity loans are proposed to be substituted for one or more Home Equity Loans, the Note Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Note Insurer, as evidenced by a written approval delivered to the Indenture Trustee by the Note Insurer, except that the requirements of clauses (i) and (iv) hereof must be satisfied as to each Qualified Replacement Mortgage.

         "Rating Agencies": Collectively, Moody's and Standard & Poor's or any successors thereto.

         "Realized Loss": As to any Liquidated Loan (or, in the case of a Cram Down Loss a Home Equity Loan that is not a Liquidated Loan), the amount (not less than zero), if any, by which (A) the sum of (x) the Loan Balance thereof as of the date of liquidation, (y) the amount of accrued but unpaid interest thereon (to the extent that there are no outstanding advances for such interest by the Servicer) and (z) the amount of any Cram Down Loss with respect thereto is in excess of (B) the Net Liquidation Proceeds realized thereon applied in reduction of such Loan Balance.

         "Redemption Date": With respect to a Series of Notes, the date such Series of Notes are redeemed pursuant to Article X of the related Indenture.

         "Redemption Price": The Redemption Price for a Series of Notes is equal to the sum of (i) the then outstanding Note Principal Balance of such Series of Notes plus all accrued and unpaid interest thereon to the related Redemption Date, (ii) any portion of the Trust Fees and Expenses with respect to the related Loan Pool due and unpaid on such date (as certified to the Indenture Trustee by the Note Insurer with respect to the Premium Amount and by the Owner Trustee with respect to the Owner Trustee Fee), (iii) any expenses incurred by the Indenture Trustee in conducting the Auction Sale (and all previous auctions for such Series of Notes), (iv) all amounts owed to the Note Insurer with respect to the Insurance Agreement (including any amount owed on the unrelated Loan Pool) as certified to the Indenture Trustee by the Note Insurer, (v) the Auction Sale Reserve Deposit (vi) any unreimbursed Delinquency Advances and Servicing Advances with respect to the related Loan Pool (as certified to the Indenture Trustee by the Servicer).

         "Register": The note register maintained by the Registrar in accordance with Section 2.3 of the Indenture, in which the names of the Owners are set forth.

         "Registrar": The Indenture Trustee, acting in its capacity as Registrar appointed pursuant to the Indenture, or any duly appointed and eligible successor thereto.

         "Registration Statement": The Registration Statement filed by the Depositor with the Securities and Exchange Commission (Registration Number 333-48429), including all amendments thereto and including the Prospectus relating to the Notes.

         "Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Insured Payments previously paid to the Indenture Trustee by the Note Insurer and not previously repaid to the Note Insurer pursuant to Section 3.03(b)(vi) plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate and (y)(i) any amounts then due and owing to the Note Insurer under the Insurance Agreement (including, without limitation, any unpaid Premium Amount relating to such Payment Date or an earlier Payment
Date) plus (ii) interest on such amounts at the Late Payment Rate. The Note Insurer shall notify the Indenture Trustee, the Depositor, the Seller and the Servicer of the amount of any Reimbursement Amount.

         "Remittance Period": With respect to each Monthly Remittance Date, the period commencing the second day of the calendar month immediately preceding such Monthly Remittance Date and ending the first day of the calendar month in which such Monthly Remittance Date occurs.

         "REO Property": A Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Home Equity Loan.

         "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

         "Reserve Account": The segregated trust account established and maintained in accordance with Section 3.04 and entitled "The Chase Manhattan Bank as Indenture Trustee for IMC Home Equity Loan Owner Trust 1998-7, Home Equity Loan Asset Backed Notes, Series 1998-7A and 1998-7B, Reserve Account" on behalf of the Owners of the Notes and the Note Insurer.

         "Reserve Account Requirement": On any Payment Date for a Series of Notes, the amount specified in Section 3.03(b)(ix) for such Series of Notes.

         "Schedules of Home Equity Loans": The schedules of Home Equity Loans listing each Home Equity Loan to be conveyed on the Closing Date. Each Schedule of Home Equity Loans shall identify each Home Equity Loan by the Servicer's loan number, borrower's name and address (including the state and zip code) of the Property and shall set forth as to each Home Equity Loan (a) the lien status,
(b) the Loan-to-Value Ratio as of the Cut-Off Date, (c) the Loan Balance as of the Cut-Off Date, (d) the Coupon Rate at origination thereof, (e) the original Loan Balance, (f) the scheduled monthly payment of principal and interest as of the Closing Date, (g) the maturity date of the related Mortgage Note, (h) the property type, (i) occupancy status, (j) Appraised Value, (k) the original term-to-maturity thereof and (l) for adjustable rate Home Equity Loans: (1) the maximum Coupon Rate, (2) the minimum Coupon Rate, (3) the index, (4) the gross margin, (5) the lifetime rate cap, (6) the periodic rate cap, (7) the first adjustment date and (8) the frequency of adjustment.

         "Second Mortgage Loan": A Home Equity Loan which constitutes a second priority mortgage lien with respect to the related Property.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Seller":  IMC Mortgage Company, a Florida corporation.

         "Senior Lien": With respect to any Second Mortgage Loan, the home equity loan relating to the corresponding Property having a first priority lien.

         "Series":  A Series of the Issuer's Notes.

         "Series 1998-7A Note Rate": 6.38% per annum; provided that on any Payment Date after the Redemption Date for Pool I, the Series 1998-7A Note Rate shall be 6.88% per annum.

         "Series 1998-7A Notes": Any one of the Series 1998-7A Notes substantially in the form attached to the Pool I Indenture as Exhibit A.

         "Series 1998-7B Note Rate": 6.52% per annum; provided that on any Payment Date after the Redemption Date for Pool II, the Series 1998-7B Note Rate shall be 7.02% per annum.

         "Series 1998-7B Notes": Any one of the Series 1998-7B Notes substantially in the form attached to the Pool II Indenture as Exhibit A.

         "Servicer": Ocwen Federal Bank FSB, a federal savings bank, and its permitted successors and assigns.

         "Servicer Loss Test": The Servicer Loss Test for any period set out below is satisfied, if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

                                                            Cumulative Loss
                   Period                                     Percentage
                   ------                                     ----------

        December 2, 1998 - December 1, 1999                      1.00%
        December 2, 1999 - December 1, 2000                      1.75%
        December 2, 2000 - December 1, 2001                      2.50%
        December 2, 2001 - December 1, 2002                      3.25%
        December 2, 2002 - and thereafter                        4.00%

         "Servicer Termination Event":  As defined in Section 4.20(a) hereof.

         "Servicer Termination Test": The Servicer Termination Test is satisfied for any date of determination thereof, if (x) the 60+ Delinquency Percentage (Rolling Six Month) is less than 15.75%, (y) the Servicer Loss Test is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination thereof is not greater than 2.25%.

         "Servicing Advance": As defined in Section 4.09(b) and Section 4.13(a) hereof.

         "Servicing Fee": With respect to any Home Equity Loan, an amount retained by the Servicer as compensation for servicing and administration duties relating to such Home Equity Loan pursuant to Section 4.15 and equal to one month's interest at 0.50% per annum of the then outstanding principal balance of such Home Equity Loan as of the first day of each Remittance Period payable on a monthly basis.

         "60-Day Delinquent Loan": With respect to any date of determination thereof, means (without duplication) all REO Properties, Home Equity Loans in foreclosure and each Home Equity Loan whether or not liquidated, with respect to which any portion of a Monthly Payment is, as of the last day of the prior Remittance Period, two months (calculated from Due Date with respect to such Home Equity Loan to Due Date) or more past due (without giving effect to any grace period).

         "60+ Delinquency Percentage (Rolling Six Month)": With respect to any date of determination thereof, the average of the percentage equivalents of the fractions determined for each of the six immediately preceding Remittance Periods the numerator of each of which is equal to the aggregate Loan Balance of 60- Day Delinquent Loans as of the end of such Remittance Period and the denominator of which is the Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

         "Specified Overcollateralization Amount": The Pool I Specified Overcollateralization Amount or the Pool II Specified Overcollateralization Amount, as applicable.

         "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

         "Stepdown Date":  The Determination Date in January 2001.

         "Stepdown Requirement": The Stepdown Requirement is satisfied on any date of determination thereof if, as of such date of determination, either (A)
(x) the 60+ Delinquency Percentage (Rolling Six Month) is less than 11.25%, (y) the Cumulative Loss Test is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination thereof is not greater than or equal to 1.00% or (B) the
Note Insurer by notice to each of the parties hereto in accordance with Section 6.12, expressly waives compliance with the foregoing tests for such date of determination.

         "Sub-Servicer": Any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in Section
4.03 hereof in respect of the qualification of a Sub-Servicer.

         "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Home Equity Loans as permitted by Section 4.03.

         "Substitution Amount":  As defined in Section 2.03 hereof.

         "Total Available Funds": As to each Payment Date and Loan Pool, the sum of (x) the amount on deposit in both Note Accounts on such Payment Date (disregarding the amount of any related Insured

Payment to be made on such Payment Date) and (y) the amount on deposit in the Reserve Account less the Trust Fees and Expenses.

         "Trust" or "Issuer": IMC Home Equity Loan Owner Trust 1998-7, a Delaware business trust.

         "Trust Agreement": The Owner Trust Agreement dated as of December 1, 1998 between the Depositor and the Owner Trustee.

         "Trust Estate": With respect to a Series of Notes, as defined in the related Indenture.

         "Trust Fees and Expenses": As of each Payment Date, an amount equal to the Premium Amount, the Owner Trustee Fee, the Indenture Trustee Fee and any Indenture Trustee Reimbursable Expenses.

         "Underwriter":  PaineWebber Incorporated.

         Section 1.02 Use of Words and Phrases.

         "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.01 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

         Section 1.03 Captions; Table of Contents.

         The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

         Section 1.04 Opinions.

         Each opinion with respect to the validity, binding nature and enforceability of documents or Notes may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction. Any opinion delivered hereunder shall be addressed to the Rating Agencies, the Note Insurer and the Indenture Trustee.


                                END OF ARTICLE I

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                 OF THE DEPOSITOR, THE SERVICER AND THE SELLER;
                COVENANT OF DEPOSITOR TO CONVEY HOME EQUITY LOANS

         Section 2.01 Representations and Warranties of the Depositor.

         The Depositor hereby represents, warrants and covenants to the Indenture Trustee, the Owner Trustee, the Issuer, the Seller, the Servicer, the
Note Insurer and the Owners that as of the Closing Date:

         (a) The Depositor is a corporation duly organized and validly existing and in good standing under the laws governing its creation and existence and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Depositor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

         (b) The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Depositor and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor's Certificate of Incorporation, or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

         (c) This Agreement and the other Operative Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

         (d) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

         (e) No litigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

         (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Depositor contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

         (g) The statements contained in the Registration Statement which describe the Depositor or matters or activities for which the Depositor is responsible in accordance with the Operative Documents or which are attributable to the Depositor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Depositor required to be stated therein or necessary to make the statements contained therein with respect to the Depositor, in light of the circumstances under which they were made, not misleading. The Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Depositor that materially adversely affects or in the future may (so far as the Depositor can now reasonably foresee) materially adversely affect the Depositor or the Home Equity Loans that has not been set forth in the Registration Statement.

         (h) Neither the Owner Trustee nor the Depositor has any obligation to register the Trust as an investment company under the Investment Company Act of 1940, as amended.

         (i) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state or federal securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

         (j) The transactions contemplated by this Agreement are in the ordinary course of business of the Depositor.

         (k) The Depositor has received fair consideration and reasonably equivalent value in exchange for the sale of its interest in the Home Equity Loans.

         (l) The Depositor did not sell any interest in any Home Equity Loan with an intent to hinder, delay or defraud any of its creditors.

         (m) The Depositor is not insolvent, nor will it be made insolvent by the sale of the Home Equity Loans, nor is the Depositor aware of any pending insolvency.

         (n) On the Closing Date, the Issuer will have good title to each Home Equity Loan and such other items comprising the Trust Estate free and clear of any lien.

         (o) No material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

         (p) The Depositor is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Depositor or legal documents associated with the transaction contemplated by this Agreement.

         (q) To the best knowledge of the Depositor, there has been no material adverse change in any information submitted by the Depositor in writing to the
Note Insurer with respect to the transactions contemplated by this Agreement (unless such information was subsequently supplemented in writing).

         It is understood and agreed that the representations and warranties set forth in this Section 2.01 shall survive delivery of the respective Home Equity Loans to the Issuer.

         Upon discovery by any of the Depositor, the Issuer, the Seller, the Servicer, the Custodian, any Sub-Servicer, the Note Insurer, any Owner or the Indenture Trustee (each, for purposes of this paragraph, a party) of a breach of any of the representations and warranties set forth in this Section 2.01 which materially and adversely affects the interests of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties. As promptly as practicable, but in any event, within 60 days of its discovery or its receipt of notice of breach, the Depositor shall cure such breach in all material respects; provided, however, that if the Depositor can establish to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended for an additional 90 days with the written approval of the Note Insurer.

         Section 2.02 Representations and Warranties of the Servicer.

         The Servicer hereby represents, warrants and covenants to the Depositor, the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the
Note Insurer and the Owners that as of the Closing Date:

         (a) The Servicer is a federal savings bank duly organized and validly existing and in good standing under the laws of the United States of America, is in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer has all requisite power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which the Servicer is a party.

         (b) The execution and delivery of this Agreement and any other Operative Document to which it is a party by the Servicer and its performance and compliance with the terms hereof and thereof have been duly authorized by all necessary action on the part of the Servicer and will not (i) violate the Servicer's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or (ii) violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties, which in the case of either clause (i) or (ii) will have a material adverse effect on the Servicer's ability to perform its obligations under this Agreement or any other Operative Document to which it is a party.

         (c) This Agreement and the Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

         (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or will have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Servicer is a party.

         (e) No litigation is pending with respect to which the Servicer has received service of process or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect the validity or the enforceability of the Home Equity Loans or its performance hereunder and the other Operative Documents to which the Servicer is a party.

         (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

         (g) The statements contained in the Prospectus Supplement in the third and fourth paragraphs under the heading "The Servicer -- General" and under the heading "The Servicer -- Delinquency, Loan Loss and Foreclosure Information" are true and correct in all material respects, and such statements do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

         (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

         (j) To the best knowledge of the Servicer, there has been no material adverse change in any information submitted by the Servicer in writing to the
Note Insurer with respect to the transactions contemplated by this Agreement (unless such information was subsequently supplemented in writing).

         It is understood and agreed that the representations and warranties set forth in this Section 2.02 shall survive delivery of the Home Equity Loans to the Issuer.

         Upon discovery by any of the Servicer, the Depositor, the Seller, the Issuer, the Custodian, any Sub-Servicer, the Note Insurer, any Owner or the Indenture Trustee (each, for purposes of this paragraph, a party) of a breach of any of the representations and warranties set forth in this Section 2.02 which materially and adversely affects the interests of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties. As promptly as practicable, but in any event, within 60 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, may thereafter be removed by the Note Insurer or by the Indenture Trustee with the written consent of the Note Insurer pursuant to
Section 4.20 hereof; provided, however, that if the Servicer can establish to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended for an additional 90 days with the written approval of the Note Insurer.

         Section 2.03 Representations and Warranties of the Seller.

         The Seller hereby represents, warrants and covenants to the Servicer, the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee, the Note Insurer and the Owners that as of the Closing Date:

         (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Seller has all requisite authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

         (b) The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Seller and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's Articles of Incorporation and Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

         (c) This Agreement and the other Operative Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

         (d) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or the consequences of which would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Seller is a party.

         (e) No litigation is pending with respect to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Seller is a party.

         (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

         (g) The statements contained in the Prospectus Supplement which describe the Seller or matters or activities for which the Seller is responsible in accordance with the Operative Documents or which are attributable to the Seller therein are true and correct in all material respects, and the Prospectus Supplement does not contain any untrue statement of a material fact with respect to the Seller required to be stated therein or necessary to make the statements contained therein with respect to the Seller, in light of the circumstances under which they were made, not misleading. The Prospectus Supplement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Seller that materially adversely affects or in the future may (so far as the Seller can now reasonably foresee) materially adversely affect the Seller or the Home Equity Loans that has not been set forth in the Prospectus Supplement.

         (h) Upon the receipt of each Home Equity Loan (including the related Mortgage Note) and other items of the Trust Estate by the Indenture Trustee, the Issuer will have good title to such Home Equity Loan (including the related Mortgage Note) and such other items of the Trust Estate free and clear of any lien, charge, mortgage, encumbrance or rights of others, except as set forth in
Section 2.04(b)(ix) (other than liens which will be simultaneously released (and except for the lien of the Indenture)).

         (i) Neither the Seller nor any affiliate thereof will report on any financial statement any part of the Servicing Fee as an adjustment to the sales price of the Home Equity Loans.

         (j) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

         (k) The origination practices used by the Seller with respect to the Home Equity Loans have been, in all material respects, legal, proper, prudent and customary in the mortgage lending business.

         (l) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

         (m) Neither the Owner Trustee nor the Seller has any obligation to register the Trust as an investment company under the Investment Company Act of 1940, as amended.

         (n) The Seller is not insolvent, nor will it be made insolvent by the transfer of the Home Equity Loans or the transfer of the servicing rights relating to the Home Equity Loans to the Servicer, nor is the Seller aware of any pending insolvency.

         (o) The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Home Equity Loans and for the transfer of the servicing rights relating to the Home Equity Loans to the Servicer.

         (p) The Seller did not sell any interest in any Home Equity Loan or the servicing rights relating to the Home Equity Loans with any intent to hinder, delay or defraud any of its creditors.

         (q) No material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

         (r) The Seller is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Seller or legal documents associated with the transaction contemplated by this Agreement.

         (s) To the best knowledge of the Seller, there has been no material adverse change in any information submitted by the Seller in writing to the Note Insurer with respect to the transactions contemplated by this Agreement (unless such information was subsequently supplemented in writing).

         (t) The Seller agrees to indemnify the Owner Trustee in accordance with
Section 8.2 of the Trust Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Home Equity Loans to the Indenture Trustee.

         Upon discovery by any of the Issuer, the Depositor, the Servicer, the Custodian, any Sub-Servicer, any Owner, the Seller, the Note Insurer or the Indenture Trustee (each, for purposes of this paragraph, a "party") of a breach of any of the representations and warranties set forth in this Section 2.03 which materially and adversely affects the interests of the Owners or the interests of the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties. The Seller hereby covenants and agrees that within 60 days of its discovery or its receipt of notice of breach, it shall cure such breach in all material respects or, with respect to a breach of clause (h) above, the Seller may (or may cause an affiliate of the Seller to) on or prior to the second Monthly Remittance Date next succeeding such discovery or receipt of notice (i) substitute in lieu of any Home Equity Loan not in compliance with clause (h) a Qualified Replacement Mortgage and, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of such Home Equity Loan as of such Replacement Cut-Off Date, deliver an amount (a "Substitution Amount") equal to such difference together with the aggregate amount of (A) all Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan and (B) all Delinquency Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan from the Issuer at the Loan Purchase Price, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. The Seller shall deliver an Officer's Certificate to the Indenture Trustee and the Note Insurer concurrently with the delivery of a Qualified Replacement Mortgage pursuant to Sections 2.03, 2.04 and 2.06 stating that such Home Equity Loan meets the requirements of the definition of a Qualified Replacement Mortgage, that such Home Equity Loan conforms to the representations and warranties set out in Section 2.03 and that all other conditions to the substitution thereof have been satisfied. Any Home Equity Loan as to which repurchase or substitution was delayed pursuant to this Section shall be repurchased or substituted for (subject to compliance with Section 2.03, 2.04 or 2.06, as the case may be) upon the occurrence of a default or imminent default with respect to such Home Equity Loan.

         Section 2.04 Covenants of Seller to Take Certain Actions with Respect to the Home Equity Loans in Certain Situations.

         (a) Upon the discovery by the Issuer, the Depositor, the Seller, the Servicer, the Note Insurer, any Sub-Servicer, any Owner, the Custodian or the Indenture Trustee that the representations and warranties set forth in clause
(b) below were untrue in any material respect as of the Closing Date with the result that the interests of the Owners or of the Note Insurer are materially and adversely affected, the party discovering such breach shall give prompt written notice to the other parties. Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any one of the other parties or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Owners or of the Note Insurer, the Seller hereby covenants and warrants that it shall promptly cure such breach in all material respects or subject to the last three sentences of
Section 2.03 it shall on or before the second Monthly Remittance Date next succeeding such discovery, receipt of notice or such time (i) substitute in lieu of each Home Equity Loan which has given rise to the requirement for action by the Seller a Qualified Replacement Mortgage and deliver the Substitution Amount to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account; provided, however, that if the Seller can establish to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, the period of time in which the Seller must substitute a Qualified Replacement Mortgage or purchase such Home Equity Loan may be extended for an additional 30 days with the written approval of the Note Insurer. It is understood and agreed that the obligation of the Seller so to substitute or purchase any Home Equity Loan as to which such a statement set forth below is untrue in any material respect and has not been remedied shall constitute the sole remedy respecting a discovery of any such statement which is untrue in any material respect in this Section 2.04 available to the Owners and the Indenture Trustee.

         (b) The Seller hereby represents, warrants and covenants to the Indenture Trustee, the Issuer, the Servicer, the Note Insurer and the Owners that as of the Closing Date:

                  (i) The information with respect to each Home Equity Loan set forth in the related Schedule of Home Equity Loans is true and correct as of the Cut-Off Date;

                  (ii) All the original or certified documentation set forth in
            Section 2.05 (including all material documents related thereto) with respect to each Home Equity Loan has been or will be delivered to the Custodian on behalf of the Indenture Trustee on the Closing Date or as otherwise provided in Section 2.05;

                  (iii) Each Home Equity Loan being transferred to the Trust is secured by a Mortgage;

                  (iv) Each Property is improved by a single (one-to-four)
            family residential dwelling (except for 4.30% and 3.03% of the Home Equity Loans in the amounts of $22,736,450.08 and $2,150,586.72 in Pool I and Pool II, respectively, that are condominiums, planned unit developments, townhouses, manufactured housing, or multifamily residential), provided that no more than 1.55% of the Properties in Pool I are secured by manufactured homes, each of which is considered to be real property under the applicable local law;

                  (v) As of the Cut-Off Date, no Home Equity Loan has a
            Loan-to-Value Ratio in excess of 90%, except for 2.05% and 3.89% Home Equity Loans in the amounts of $10,834,439.56 and $2,764,014.19 in Pool I and Pool II, respectively, that had a Loan-to-Value Ratio not greater than 100%;

                  (vi) Each Home Equity Loan is being serviced by the Servicer in accordance with the terms of this Agreement;

                  (vii) The Mortgage Note related to each Pool I Home Equity
            Loan bears a Coupon Rate of at least 6.00% per annum and the Mortgage Note related to each Pool II Home Equity Loan bears a Coupon Rate of at least 6.625% per annum;

                  (viii) Each Mortgage Note with respect to the Home Equity
            Loans will provide for a schedule of substantially level and equal Monthly Payments which are sufficient to amortize fully the principal balance of such Mortgage Note on or before its maturity date except for 1,825 and 109 Home Equity Loans in Pool I and Pool II, respectively, in the amounts of $131,164,853.34 and $23,237,691.33 representing 24.79% and 32.73% of the aggregate Loan Balance of the Home Equity Loans in Pool I and Pool II, respectively, as of the Cut-Off Date, which may provide for a "balloon" payment due at the end up to the 20th year;

                  (ix) As of the Closing Date, each Mortgage is a valid and
            subsisting first or second lien of record (or is in the process of being recorded) on the Property subject in the case of any Second Mortgage Loan only to a Senior Lien on such Property as noted on
            Schedule I attached hereto subject, in all cases, to the exceptions to title set forth in the title insurance policy or attorney's opinion of title, with respect to the related Home Equity Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (x) Immediately prior to the transfer and assignment of the
            Home Equity Loans by the Seller to the Depositor and by the Depositor to the Issuer herein contemplated, the Seller and the Depositor, as the case may be, held good and indefeasible title to, and was the sole owner of, each Home Equity Loan (including the related Mortgage Note) subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clause (ix) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Issuer will hold good and indefeasible title to, and be the sole owner of, each Home Equity Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (ix) or other liens which will be released simultaneously with such transfer and assignment and except for the lien of the Indenture;

                  (xi) As of the opening of business on the Cut-Off Date, no
            Home Equity Loan is 30 days or more Delinquent except that there are 4.58%and 3.20% Home Equity Loans with an outstanding aggregate Loan Balance of $24,233,202.76 and $2,274,900.94 in Pool I and Pool II, respectively, that are 30 or more days Delinquent but not more than 59 days Delinquent and there are 0.80% and 0.14% Home Equity Loans with an aggregate loan balance of $4,217,080.24 and $97,958.45 in Pool I and Pool II, respectively, that are 60 or more days Delinquent but not more than 89 days Delinquent;

                  (xii) There is no delinquent tax or assessment lien on any
            Property, and each Property is free of substantial damage and is in good repair;

                  (xiii) There is no valid and enforceable offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

                  (xiv) There is no mechanics' lien or claim for work, labor or material affecting any Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (xvi) below;

                  (xv) Each Home Equity Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act (as amended by the Riegle Community Development and Regulatory Improvement Act of 1994) and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

                  (xvi) With respect to each Home Equity Loan either (a) an
            attorney's opinion of title has been obtained but no lender's title insurance policy has been obtained, or (b) a lender's title insurance policy, issued in standard American Land Title Association form by a title insurance company authorized to transact business in the state in which the related Property is situated, in an amount at least equal to the original balance of such Home Equity Loan together, in the case of a Second Mortgage Loan, with the then-original principal amount of the mortgage note relating to the Senior Lien, insuring the mortgagee's interest under the related Home Equity Loan as the holder of a valid first or second mortgage lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (ix) above, was effective on the date of the origination of such Home Equity Loan, and, as of the Closing Date, such policy is valid and thereafter such policy shall continue in full force and effect (provided that an attorney's opinion of title without a lender's title insurance policy has been obtained with respect to no more than 2% of the Original Aggregate Loan Balance);

                  (xvii) The improvements upon each Property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to the Servicer that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Home Equity Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Property;

                  (xviii) If any Property is in an area identified in the
            Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Property with a carrier generally acceptable to the Servicer in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Home Equity Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

                  (xix) Each Mortgage and Mortgage Note are the legal, valid and binding obligation of the maker thereof and are enforceable in accordance with their terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Home Equity Loan had full legal capacity to execute all documents relating to such Home Equity Loan and convey the estate therein purported to be conveyed;

                  (xx) The Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any Insurance Policies applicable to any Home Equity Loans delivered by the Seller including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

                  (xxi) As of the Closing Date, no more than 0.28% and 1.31% of the aggregate Loan Balance of the Home Equity Loans in Pool I and Pool II, respectively, will be secured by Properties located within any single zip code area;

                  (xxii) Each original Mortgage was recorded or is in the
            process of being recorded, and all subsequent assignments of the original Mortgage have been delivered for recordation or have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Seller (or, subject to Section 2.05 hereof, are in the process of being recorded); each Mortgage and assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the property securing such Mortgage is located;

                  (xxiii) The terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Owners and the Note Insurer and which has been delivered to the Indenture Trustee. The substance of any such alteration or modification is reflected on the related Schedule of Home Equity Loans;

                  (xxiv) The proceeds of each Home Equity Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording such Home Equity Loans were paid;

                  (xxv) The related Mortgage Note is not and has not been
            secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                  (xxvi) No Home Equity Loan has a shared appreciation feature, or other contingent interest feature;

                  (xxvii) Each Property is located in the state identified in the respective Schedule of Home Equity Loans and consists of one or more parcels of real property with a residential dwelling erected thereon;

                  (xxviii) Each Mortgage contains a provision for the
            acceleration of the payment of the unpaid principal balance of the related Home Equity Loan in the event the related Property is sold without the prior consent of the mortgagee thereunder;

                  (xxix) Any advances made after the date of origination of a
            Home Equity Loan but prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Schedule of Home Equity Loans. The consolidated principal amount does not exceed the original principal amount of the related Home Equity Loan.

            No Mortgage Note permits or obligates the Servicer to make future advances to the related Mortgagor at the option of the Mortgagor;

                  (xxx) There is no proceeding pending or threatened for the total or partial condemnation of any Property, nor is such a proceeding currently occurring, and each Property is undamaged by waste, fire, water, flood, earthquake or earth movement;

                  (xxxi) All of the improvements which were included for the purposes of determining the Appraised Value of any Property lie wholly within the boundaries and building restriction lines of such Property, and no improvements on adjoining properties encroach upon such Property, and are stated in the title insurance policy and affirmatively insured;

                  (xxxii) No improvement located on or being part of any
            Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Property is lawfully occupied under the applicable law;

                  (xxxiii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Owners or the Indenture Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

                  (xxxiv) Each Mortgage contains customary and enforceable
            provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption other than any applicable Mortgagor redemption rights available to the related Mortgagor which would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the related Mortgage;

                  (xxxv) Other than with respect to the Delinquencies noted in item (xi) hereof, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Seller has waived any default, breach, violation or event of acceleration;

                  (xxxvi) No instrument of release or waiver has been executed in connection with any Home Equity Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Custodian;

                  (xxxvii) The maturity date of each Second Mortgage Loan is at least 12 months prior to the maturity date of the related first home equity loan if such first home equity loan provides for a balloon payment.

                  (xxxviii) Each Home Equity Loan was underwritten in accordance with the credit underwriting guidelines of the Seller as set forth in the Seller's Policies and Procedures Manual, as in effect on the date hereof and such Manual conforms in all material respects to the description thereof set forth in the Prospectus Supplement;

                  (xxxix) Each Home Equity Loan was originated based upon a full appraisal, which included an interior inspection of the subject property;

                  (xl) The Home Equity Loans were not selected for sale to the
            Issuer by the Seller on any basis intended to adversely affect the Issuer;

                  (xli) No more than 5.66% and 1.31% of the aggregate Loan
            Balance of the Home Equity Loans in Pool I and Pool II, respectively, are secured by Properties that are non-owner occupied Properties (i.e., investor-owned and vacation);

                  (xlii) The Seller has no actual knowledge that there exist any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation on any Property;

                  (xliii) The Seller was properly licensed or otherwise
            authorized, to the extent required by applicable law, to originate or purchase each Home Equity Loan and the consummation of the transactions herein contemplated, including, without limitation, the receipt of interest by the Owners and the ownership of the Home Equity Loans by the Issuer will not involve the violation of such laws;

                  (xliv) With respect to each Property subject to a ground lease
            (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid;
            (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Home Equity Loan; (iii) the ground lease has been duly executed and recorded; (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (v) the ground rent payment is included in the borrower's monthly payment as an expense item in determining the qualification of the borrower for such Home Equity Loan; (vi) the Issuer has the right to cure defaults on the ground lease; and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the Property. As of the Cut-Off Date, the Loan Balance of the Home Equity Loans with related Properties subject to ground leases does not exceed 1% of the Original Aggregate Loan Balance;

                  (xlv) As of the Closing Date, the Seller has not received a notice of default of any First Mortgage Loan secured by any Property which has not been cured by a party other than the Seller.

                  (xlvi) No Home Equity Loan is subject to a temporary rate
            reduction pursuant to a buydown program;

                  (xlvii) No more than 14.91% and 32.42% of the aggregate Loan
            Balance of the Home Equity Loans in Pool I and Pool II, respectively, was originated under the Seller's non-income verification program;

                  (xlviii) The Coupon Rate on each Home Equity Loan is
            calculated on the basis of a year of 360 days with twelve 30-day months;

                  (xlix) Neither the operation of any of the terms of each
            Mortgage Note and each Mortgage nor the exercise of any right thereunder will render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, nor subject it to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury;

                  (l) Any adjustment to the Coupon Rate on an adjustable rate
            Home Equity Loan has been legal, proper and in accordance with the terms of the related Mortgage Note;

                  (li) No Home Equity Loan is subject to negative amortization;

                  (lii) As of the Cut-Off Date, the FTC holder regulation
            provided in 16 C.F.R. Part 433 does not apply to any of the Home Equity Loan; and

                  (liii) No Home Equity Loan in Loan Pool I has a Loan Balance in excess of the maximum dollar loan amount limitations for residential mortgage loans applicable to Fannie Mae as of the Cut-Off Date.

           (c) In the event that any Qualified Replacement Mortgage is delivered by the Seller to the Trust pursuant to Section 2.03, Section 2.04 or Section
2.06 hereof, the Seller shall be obligated to take the actions described in
Section 2.04(a) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Seller, the Servicer, the Note Insurer, any Sub-Servicer, the Custodian or the Indenture Trustee that the statements set forth in subsection (b) above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Note Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the statements in subsection (b) above referring to items "as of the Cut-Off Date" or "as of the Closing Date" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust. Notwithstanding the fact that a representation contained in subsection (b) above may be limited to the Seller's or the Depositor's knowledge, such limitation shall not relieve the Seller of its repurchase obligation under this Section and Section 2.05 hereof.

           (d) It is understood and agreed that the covenants set forth in this
Section 2.04 shall survive delivery of the respective Home Equity Loans (including Qualified Replacement Mortgages) to the Indenture Trustee or the Custodian.

           (e) Neither the Indenture Trustee nor the Servicer shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Equity Loan pursuant to this Article II or the eligibility of any Home Equity Loan for the purpose of this Agreement.

         Section 2.05 Conveyance of the Home Equity Loans and Qualified
                      Replacement Mortgages.

         (a) On the Closing Date, the Seller, concurrently with the execution and delivery hereof, transfers, assigns, sets over and otherwise conveys without recourse, to the Depositor and the Depositor, concurrently with the execution and delivery hereof, transfers, assigns, sets over and otherwise conveys without recourse, to the Issuer, all of its respective right, title and interest in and to the Home Equity Loans (other than payments of principal and interest due on the Home Equity Loans on or before the Cut-Off Date). The transfer by the Seller to the Depositor and by the Depositor to the Issuer of the Home Equity Loans set forth on the Schedule of Home Equity Loans to the Issuer is absolute and is intended by all parties hereto to be treated as a sale by the Seller to the Depositor and by the Depositor to the Issuer. Pursuant to the

Indenture, the Issuer will pledge the Trust Estate to the Indenture Trustee to be held on behalf of the Owners of the Notes.

         In the event that such conveyance is deemed to be a loan, the parties intend that the Seller shall be deemed to have granted to the Depositor and the Depositor shall be deemed to have granted to the Issuer a security interest in the Trust Estate, and that this Agreement shall constitute a security agreement under applicable law.

         In connection with the sale, transfer, assignment, and conveyance from the Seller to the Depositor, the Seller has filed, in the appropriate office or offices in the States of Delaware and Florida, a UCC-1 financing statement executed by the Seller as debtor, naming the Depositor as secured party and listing the Home Equity Loans, and the other property described above as collateral. The characterization of the Seller as the debtor and the Depositor as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Seller's entire right, title and interest in the Trust Estate. In connection with such filing, the Seller agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Depositor's interest in the Trust Estate.

         In connection with the sale, transfer, assignment, and conveyance from the Depositor to the Issuer, the Depositor has filed, in the appropriate office or offices in the States of Delaware and Florida a UCC-1 financing statement executed by the Depositor as debtor, naming the Issuer as secured party and listing the Home Equity Loans, and the other property described above as collateral. The characterization of the Depositor as a debtor and the Issuer as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Depositor's entire right, title and interest in the Trust Estate. In connection with such filing, the Depositor agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Issuer's, the Owners' and the Note Insurer's interest in the Trust Estate.

         In connection with the pledge of the Trust Estate from the Issuer to the Indenture Trustee, on behalf of the Owners of the Notes, the Issuer has filed, in the appropriate office or offices in the State of Delaware, a UCC-1 Financing Statement executed by the Issuer as debtor, naming the Indenture Trustee, on behalf of the Owners of the Notes, as the secured party and listing the Home Equity Loans and the other property described above as collateral. In connection with such filing, the Issuer agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's interest in the Trust Estate on behalf of the Owners of the Notes.

         (b) In connection with the transfer and assignment of the Home Equity Loans, the Seller agrees to:

                  (i) deliver without recourse to the Custodian, on behalf of the Indenture Trustee, on the Closing Date with respect to each Home Equity Loan, (A) the original Mortgage Note endorsed in blank or to the order of "The Chase Manhattan Bank, as Indenture Trustee for the IMC Home Equity Loan Asset Backed Notes, Series 1998-7A and Series 1998-7B without recourse," (B) (I) the original title insurance commitment or a copy thereof certified as a true copy by the closing agent or the Seller, and when available, the original title insurance policy or a copy certified by the issuer of the title insurance policy or (II) the attorney's opinion of title, (C) originals or copies of all intervening assignments certified as true copies by the closing agent or the Seller, showing a complete chain of title from origination to the Issuer, if any, including warehousing assignments, if recorded, (D) originals of all assumption and modification agreements, if any and (E) either: (1) the original Mortgage, with evidence of recording thereon (if such original Mortgage has been returned to the Seller from the applicable recording office) or a copy of the Mortgage certified as a true copy by the closing agent or the Seller, or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or retained by the recording office;

                  (ii) cause, within 30 days following the Closing Date, assignments of the Mortgages to The Chase Manhattan Bank, as Indenture Trustee for the "The Chase Manhattan Bank, as the Indenture Trustee for the IMC Home Equity Loan Asset Backed Notes, Series 1998-7A and Series 1998-7B without recourse," to be submitted for recording in the appropriate jurisdictions; provided, however, that the Seller shall not be required to prepare an assignment for any Mortgage described in subsection (b)(i)(E)(2) above with respect to which the original recording information has not yet been received from the recording office until such information is received; provided, further, that the Seller shall not be required to record an assignment of a Mortgage if the Seller furnishes to the Indenture Trustee and the Note Insurer, on or before the Closing Date, at the Seller's expense, an opinion of counsel with respect to the relevant jurisdiction that such recording is not necessary to perfect the Indenture Trustee's interest in the related Home Equity Loans (in form and substance satisfactory to the Indenture Trustee, and the
           Note Insurer and the Rating Agencies); provided further, however, notwithstanding the delivery of any legal opinions, (A) each assignment of Mortgage shall be recorded upon the earliest to occur of: (i) reasonable direction by the Note Insurer or (ii) the occurrence of a Servicer Termination Event and (B) the assignment of Mortgage relating to a specified Home Equity Loan shall be recorded upon instruction by the Servicer that such recordation is required by the Servicer as part of its loan resolution process with respect to such Home Equity Loan; and

                  (iii) deliver the title insurance policy or title searches, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Custodian, on behalf of the Indenture Trustee, within 15 days of receipt thereof by the Seller (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Seller, within one year after the Closing Date.

         Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller and the Depositor shall be deemed to have satisfied their obligations hereunder upon delivery to the Custodian, on behalf of the Indenture Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Not later than ten days following the end of the 30-day period referred in clause (ii) of this subsection (b), the Seller shall deliver to the Custodian, on behalf of the Indenture Trustee a list of all Mortgages for which no Mortgage assignment has yet been submitted for recording by the Seller, which list shall state the reason why the Seller has not yet submitted such Mortgage assignments for recording. With respect to any Mortgage assignment disclosed on such list as not yet submitted for recording for a reason other than a lack of original recording information, the Custodian, on behalf of the Indenture Trustee shall make an immediate demand on the Seller to prepare such Mortgage assignments, and shall inform the Note Insurer, in writing, of the Seller's failure to prepare such Mortgage assignments. Thereafter, the Custodian, on behalf of the Indenture Trustee shall cooperate in executing any documents prepared by the Note Insurer and submitted to the Custodian, on behalf of the Indenture Trustee in connection with this provision. Following the expiration of each 30-day period referred to in clause (ii) of this subsection (b), the Seller shall promptly prepare a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the Seller, and shall promptly deliver a copy of such Mortgage assignment to the Custodian, on behalf of the Indenture Trustee. The Seller agrees that it will follow its normal servicing procedures and attempt to obtain the original recording information necessary to complete a Mortgage assignment. In the event that the Seller is unable to obtain such recording information with respect to any Mortgage prior to the end of the 18th calendar month following the Closing Date and has not provided to the Custodian, on behalf of the Indenture Trustee a Mortgage assignment with evidence of recording thereon relating to the assignment of such Mortgage to the Indenture Trustee, the Custodian, on behalf of the Indenture Trustee shall notify the Seller of the Seller's obligation to provide a completed assignment (with evidence of recording thereon) on or before the end of the 20th calendar month following the Closing Date. A copy of such notice shall be sent by the Custodian, on behalf of the Indenture Trustee to the Note Insurer. If no such completed assignment (with evidence of recording thereon) is provided before the end of such 20th calendar month, the related Home Equity Loan shall be deemed to have breached the representation contained in clause (xxii) of Section 2.04(b) hereof; provided, however, that if as of the end of such 20th calendar month the Seller demonstrates to the satisfaction of the Note Insurer that it is exercising its best efforts to obtain such completed assignment and, during each month thereafter until such completed assignment is delivered to the Custodian, on behalf of the Indenture Trustee, the Seller continues to demonstrate to the satisfaction of the Note Insurer that it is exercising its best efforts to obtain such completed assignment, the related Home Equity Loan will not be deemed to have breached such representation. The requirement to deliver a completed assignment with evidence of recording thereon will be deemed satisfied upon delivery of a copy of the completed assignment certified by the applicable public recording office.

         Copies of all Mortgage assignments received by the Custodian, on behalf of the Indenture Trustee shall be retained in the related File.

         All recording required pursuant to this Section 2.05 shall be accomplished at the expense of the Seller.

         (c) In the case of Home Equity Loans which have been prepaid in full after the Cut-Off Date and prior to the Closing Date, the Seller, in lieu of the foregoing, will deliver within six (6) days after the Closing Date to the Indenture Trustee a certification of an Authorized Officer in the form set forth in Exhibit A.

         (d) The Seller shall transfer, assign, set over and otherwise convey without recourse, to the Depositor and the Depositor shall transfer, assign, set over and otherwise convey without recourse, to the Issuer all right, title and interest of the Seller in and to any Qualified Replacement Mortgage delivered to the Custodian, on behalf of the Indenture Trustee on behalf of the Issuer by the Seller pursuant to Section 2.03, 2.04 or 2.06 hereof and all its right, title and interest to principal and interest due on such Qualified Replacement Mortgage after the applicable Replacement Cut-Off Date; provided, however, that the Seller shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage on or prior to the applicable Replacement Cut-Off Date.

         (e) As to each Home Equity Loan released from the lien of the Indenture in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Indenture Trustee will transfer, assign, set over and otherwise convey without recourse or representation, on the Seller's order, all of its and the Issuer's right, title and interest in and to such released Home Equity Loan and all the Issuer's right, title and interest to principal and interest due on such released Home Equity Loan after the applicable Replacement Cut-Off Date; provided, however, that the Issuer shall reserve and retain all right, title and interest in and to payments of principal and interest due on such released Home Equity Loan on or prior to the applicable Replacement Cut-Off Date.

         (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Issuer, the Seller agrees to (i) deliver without recourse to the Custodian, on behalf of the Indenture Trustee on the date of delivery of such Qualified Replacement Mortgage the original Mortgage Note relating thereto, endorsed in blank or to the order of "The Chase Manhattan Bank, as Indenture Trustee for IMC Home Equity Loan Asset Backed Notes, Series 1998-7A and Series 1998-7B without recourse," (ii) cause promptly to be recorded an assignment in the appropriate jurisdictions, (iii) deliver the original Qualified Replacement Mortgage and such recorded assignment, together with original or duly certified copies of any and all prior assignments, to the Custodian, on behalf of the Indenture Trustee within 15 days of receipt thereof by the Seller (but in any event within 60 days after the date of conveyance of such Qualified Replacement Mortgage) and (iv) deliver the title insurance policy, or where no such policy is required to be provided under Section 2.05(b)(i)(B), the other evidence of title in same required in Section 2.05(b)(i)(B).

         (g) As to each Home Equity Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage the Custodian, on behalf of the Indenture Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the Seller (i) the original Mortgage Note relating thereto, endorsed without recourse or representation, to the Seller, (ii) the original Mortgage so released and all assignments relating thereto and (iii) such other documents as constituted the File with respect thereto.

         (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

         Section 2.06 Acceptance by Indenture Trustee; Certain Substitutions of
                      Home Equity Loans; Certification by Indenture Trustee.

         (a) The Indenture Trustee agrees to execute and deliver and to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the items delivered by the Seller or the Depositor in the forms attached as Exhibit B-1 and Exhibit B-2 hereto, and declares through the Custodian that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Custodian, on behalf of the Indenture Trustee, as Indenture Trustee in trust upon and subject to the conditions set forth herein and in the Indenture for the benefit of the Owners. The Indenture Trustee agrees, for the benefit of the Owners, to cause the Custodian to review such items within 45 days after the Closing Date (or, with respect to any Qualified Replacement Mortgage, within 45 days after the assignment thereof) and to deliver to the Depositor, the Seller, the Servicer, the Issuer and the Note Insurer a certification in the form attached hereto as Exhibit C (a "Pool Certification") to the effect that, as to each Home Equity Loan listed in the Schedule of Home Equity Loans (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to Section 2.05(b)(i) of this Agreement are in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Home Equity Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Home Equity Loans accurately reflects the information set forth in the File. Neither the Custodian on behalf of the Indenture Trustee, nor the Indenture Trustee shall have any responsibility for reviewing any File except as expressly provided in this subsection 2.06(a). Without limiting the effect of the preceding sentence, in reviewing any File, neither the Custodian nor the Indenture Trustee shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine if the Indenture Trustee is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded. Neither the Custodian on behalf of the Indenture Trustee, nor the Indenture Trustee shall be under any duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Custodian or the Indenture Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Home Equity Loan.

         (b) If the Custodian, on behalf of the Indenture Trustee during such 45-day period finds any document constituting a part of a File which is not executed, has not been received, or is unrelated to the Home Equity Loans identified in the Schedule of Home Equity Loans, or that any Home Equity Loan does not conform to the description thereof as set forth in the Schedule of Home Equity Loans, the Custodian, on behalf of the Indenture Trustee shall promptly so notify the Depositor, the Seller, the Issuer, the Owners and the Note Insurer. In performing any such review, the Custodian, on behalf of the Indenture Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the review of the items delivered by the Seller pursuant to
Section 2.05(b)(i) is limited solely to confirming that the documents listed in
Section 2.05(b)(i) have been executed and received, relate to the Files identified in the Schedule of Home Equity Loans and conform to the description thereof in the Schedule of Home Equity Loans. The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Custodian, on behalf of the Indenture Trustee. If, however, within 90 days after such notice to it respecting such defect the Seller has not remedied the defect and the defect materially and adversely affects the interest in the related Home Equity Loan of the Owners or the Note Insurer, the Seller will (or will cause an affiliate of the Seller to) on the next succeeding Monthly Remittance Date (i) substitute in lieu of such Home Equity Loan a Qualified Replacement Mortgage and deliver the Substitution Amount to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account.

         (c) In addition to the foregoing, the Indenture Trustee also agrees to cause the Custodian to make a review during the 12th month after the Closing Date indicating the current status of the exceptions previously indicated on the Pool Certification (the "Final Certification"). After delivery of the Final Certification, the Custodian, on behalf of the Indenture Trustee, shall provide to the Note Insurer no less frequently than monthly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

         Section 2.07 [Reserved].

         Section 2.08 Custodian.

         Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that the functions of the Indenture Trustee with respect to the custody, acceptance, inspection and release of the Files pursuant to Sections 2.05, 2.06 and 4.14 and the related Pool Certification and Final Certification shall be performed by the Custodian pursuant to the Custodial Agreement. The fees and expenses of the Custodian will be paid by the Seller.

         Section 2.09 Books and Records.

           The sale of each Home Equity Loan shall be reflected in the Seller's and the Depositor's balance sheets and other financial statements as a sale of assets by the Seller and the Depositor, as the case may be, under generally accepted accounting principles.


                                END OF ARTICLE II

                                   ARTICLE III
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 3.01 [Reserved].

         Section 3.02 Establishment of Accounts.

         The Depositor shall cause to be established on the Closing Date, and the Indenture Trustee shall maintain, at the Corporate Trust Office, the Pool I Note Account, to be held by the Indenture Trustee in the name of the Indenture Trustee, in trust for the Owners of the Series 1998-7A Notes and the Note Insurer as their interests may appear and the Pool II Note Account, to be held by the Indenture Trustee in the name of the Indenture Trustee, in trust for the Owners of the Series 1998-7B Notes and the Note Insurer, as their interest may appear.

         Section 3.03 Flow of Funds.

         (a)(i) The Indenture Trustee shall promptly deposit in the Pool I Note Account, without duplication, upon receipt, (i) any Insured Payments relating to Pool I received from the Policy Payment Account pursuant to Section 7.02(b) hereof and (ii) all remittances related to Pool I made to the Indenture Trustee pursuant to Section 4.08(d)(ii) in an amount equal to the Pool I Monthly Remittance Amount.

         (ii) The Indenture Trustee shall promptly deposit in the Pool II Note Account, without duplication, upon receipt, (i) any Insured Payments relating to Pool II received from the Policy Payment Account pursuant to Section 7.02(b) hereof and (ii) all remittances related to Pool II made to the Indenture Trustee pursuant to Section 4.08(d)(ii) in an amount equal to the Pool II Monthly Remittance Amount.

         (b) On each Payment Date and for each Series of Notes, the Indenture Trustee is required to make the following payments and transfers from monies then on deposit in the related Note Account (or the Reserve Account with respect to clauses (i), (ii), (iv), (v), (vi) and (viii)) as specified below in the following order of priority of each such transfer and payment (provided that if amounts on deposit in the Reserve Account are available to be used with respect to clauses (i), (ii), (iv), (v), (vi) and (viii) such amounts shall be used prior to the use of any amounts in the related Note Account):

         (i)(A) to the Indenture Trustee, the related Indenture Trustee Fee and the Indenture Trustee Reimbursable Expenses; (B) to the Owner Trustee, the related Owner Trustee Fee; and (C) provided that no Note Insurer Default has occurred and is continuing, to the Note Insurer, the related Premium Amount;

         (ii) to the Owners of the related Series of Notes, the related Current Interest;

                  (iii) to the Owners of the related Series of Notes, the related Principal Remittance Amount (less the Overcollateralization Reduction Amount for the related Series of Notes) plus the portion of the Preference Amount that relates to principal in reduction of the related Note Principal Balance until such Note Principal Balance is reduced to zero;

                  (iv) to the Owners of the related Series of Notes, the related Excess Spread in an amount not to exceed the Pool I Overcollateralization Deficit or the Pool II Overcollateralization Deficit, as the case may be, in reduction of the Note Principal Balance of such Series of Notes, until such Note Principal Balance is reduced to zero;

                  (v) to the Owners of the other Series of Notes, the related Excess Spread remaining after making payments of the amount required in clauses
(i) - (iv), in an amount not to exceed the sum of (x) the

Pool I Overcollateralization Deficit or the Pool II Overcollateralization Deficit (as the case may be) for such other Series of Notes remaining after taking into account the payment of the amount required by clause (iv) above and
(y) any shortfall in the amount available to pay Current Interest for such other Series of Notes (after taking into account payment of the amount required by clauses (i) - (iv) for such other Series of Notes on such Payment Date and from amounts on deposit in the Reserve Account) until such Pool I Overcollateralization Deficit or Pool II Overcollateralization Deficit (as the case may be) and such Current Interest shortfall for the other Series of Notes are reduced to zero; provided, that such Excess Spread shall be applied first, with respect to such Current Interest shortfall, and, second to such Pool I Overcollateralization Deficit or Pool II Overcollateralization Deficit (as the case may be);

                  (vi) to the Note Insurer, the related Excess Spread remaining after making the payments required in clauses (i) - (v) to reimburse the Note Insurer for any unreimbursed payments of Insured Payments and any other amounts owing to the Note Insurer under the Insurance Agreement, including any unpaid Premium Amount (together with interest thereon at the late payment rate specified in the Insurance Agreement) (amounts in the Reserve Account used to reimburse the Note Insurer shall be withdrawn therefrom on a pro rata basis based on the related Excess Spread deposited therein from each Series of Notes);

                  (vii) to the Owners of the related Series of Notes, the related Excess Spread remaining after making the payments required in clauses
(i) - (vi) in an amount not to exceed any Overcollateralization Deficiency Amount (calculated after taking into account the payment of the amounts required by clauses (i) -(vi)) as a reduction of the Note Principal Balance of such Series of Notes until such Note Principal Balance is reduced to zero;

                  (viii) to the Owners of the other Series of Notes, the related Excess Spread remaining after making the payments required in clauses (i) -
(vii) and to the extent money is not available in the Reserve Account in an amount not to exceed any Overcollateralization Deficiency Amount (calculated after taking into account the payment of the amounts required by clauses (i) -
(vii)) as a reduction of the Note Principal Balance of the other Series of Notes until such Note Principal Balance is reduced to zero; provided that the amount of Excess Spread distributed to the other Series of Notes in clause (v) and this clause (viii) cannot exceed the amount of the aggregate Realized Losses and shortfalls in Current Interest on the Loan Pool related to such other Series of Notes;

                  (ix) to the Reserve Account, the related Excess Spread remaining after making the payments required in clauses (i) - (viii), in an amount equal to the difference between (x) the Specified Overcollateralization Amount for the other Series of Notes and (y) the Overcollateralization Amount for the other Series of Notes (after taking into account the payment of the amount required by clauses (i) - (viii) above for such other Series of Notes) less the amount already on deposit in the Reserve Account after the distributions in clauses (i), (ii), (iv), (v), (vi) and (viii) above;

                  (x) to the Indenture Trustee, the related Excess Spread remaining after making the payments required in clauses (i) - (ix), as reimbursement of the expenses of the Indenture Trustee not reimbursed pursuant to clause (i) above and incurred in connection with its duties and obligations under the Indentures; and,

                  (xi) to the Certificate Distribution Account, the related Excess Spread remaining after making the payment required by clauses (i) - (x), for payment to the holders of the Residual Interest as provided in the Trust Agreement.

         (c) Notwithstanding any of the foregoing provisions, the aggregate amounts distributed on all Payment Dates to the Owners of a Series or of the Notes on account of principal shall not exceed the original Note Principal Balance of such Series.

         (d) Notwithstanding the foregoing, for a Series of Notes, in the event that a Payment Date is also a Limited Release Date, a portion of the related Limited Excess Spread equal to the product of (i) such related Limited Excess Spread and (ii) a fraction, the numerator of which is equal to the 60+ Delinquent Percentage (Rolling Six Month) for such Payment Date less 12.00% and the denominator of which is equal to 6.00% (provided that such fraction shall not exceed 1.0) will be included in the related Overcollateralization Deficiency Amount and shall not be distributed directly to the Certificate Distribution Account.

         (e) Notwithstanding the priority of payments specified in Section 3.03(b), on the Payment Dates during the period from January 1999 through and including February 2000, in the event that the Mortgage Portfolio Performance Test is satisfied, the percentage of the Excess Spread for a Series of Notes and corresponding Payment Date will be paid directly to the Certificate Distribution Account for payment to the Owners of the Certificates immediately after the payment in Section 3.03(b)(vi) (and, therefore, such amount of Excess Spread will be unavailable for the distributions set out in Section 3.03(b)(vii) -
(x)):


             Payment Date                      % of Excess Spread
             ------------                      ------------------
           January 1999                                  0%
           February 1999                               100%
           March 1999 - February 2000                   20%

         (f) Upon receipt of Insured Payments from the Note Insurer on behalf of Owners of the Notes, the Indenture Trustee shall deposit such Insured Payments in the Policy Payments Account. On each Payment Date, pursuant to Section 7.02(b) hereof, such amounts will be transferred from the Policy Payment Account to the related Note Account and the Indenture Trustee shall distribute such Insured Payments, or the proceeds thereof in accordance with Section 3.03(b) to the Owners of such Notes.

         (g) The Indenture Trustee or Paying Agent shall (i) receive for each Owner of the Notes any Insured Payment from the Note Insurer and (ii) disburse the same to the Owners of the Notes as set forth in Section 3.03(b). Insured Payments disbursed by the Indenture Trustee or Paying Agent from proceeds of the
Note Insurance Policy shall not be considered payment by the Trust, nor shall such payments discharge the obligation of the Trust with respect to such Notes and the Note Insurer shall be entitled to receive the Reimbursement Amount pursuant to Section 3.03(b)(vi) hereof. Nothing contained in this paragraph shall be construed so as to impose duties or obligations on the Indenture Trustee that are different from or in addition to those expressly set forth in this Agreement.

         Section 3.04 Reserve Account.

         (a) The Issuer hereby directs the Indenture Trustee to establish at the Corporate Trust Office, the Reserve Account on or before the Closing Date. On each Payment Date, the Indenture Trustee shall deposit in the Reserve Account such amounts described in Section 3.03(b)(ix).

         (b) The Indenture Trustee shall withdraw from the Reserve Account and pay to the Owners of the Notes (or the Note Insurer) an amount in satisfaction of the requirements of Section 3.03(b)(i), (ii), (iv), (v), (vi) and (viii). To the extent that amounts on deposit on a Payment Date after giving effect to the requirements of Section 3.03(b)(i), (ii), (iv), (v), (vi) and (viii) exceed the Reserve Account Requirement, the Indenture Trustee shall deposit such amounts in the Certificate Distribution Account.

         (c) Funds on deposit in the Reserve Account that are withdrawn pursuant to Section 3.03(b) will be allocated pro-rata based on the required withdrawal for the two Series of Notes for each subsection of Section 3.03(b).

         (d) Funds on deposit in the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments, selected by the Seller by a written direction, provided, however, the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments (other than as obligor under any Eligible Investment). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the beneficiaries of the Reserve Account. Investment earnings on the Reserve Account shall be credited to the Reserve Account. Funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the day preceding each Payment Date. Funds deposited in the Reserve Account on the day which immediately precedes a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight in accordance with the investment provisions contained herein. In the absence of a written direction regarding the investment of amounts held in the Reserve Account such amounts shall remain uninvested. Earnings on such investments shall remain in the Reserve Fund for the benefit of the beneficiaries of the Reserve Account.

         Section 3.05 Investment of Accounts.

         (a) Consistent with any requirements of the Code, all or a portion of any Account (other than the Reserve Account) held by the Indenture Trustee for the benefit of the Owners shall be invested and reinvested by the Indenture Trustee in trust for the benefit of the Owners and the Note Insurer, as directed in writing by the Seller, in one or more Eligible Investments bearing interest or sold at a discount. The bank serving as Indenture Trustee or any affiliate thereof may be the obligor on any investment which otherwise qualifies as an Eligible Investment. No investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date.

         (b) If any amounts are needed for disbursement from any Account (other than the Reserve Account) held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

         (c) Subject to the terms of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account (other than the Reserve Account) held by the Indenture Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Indenture Trustee is the obligor thereon).

         (d) The Indenture Trustee shall invest and reinvest funds in the Accounts (other than the Reserve Account) held by the Indenture Trustee, in accordance with the written instructions delivered to the Indenture Trustee on the Closing Date, but only in one or more Eligible Investments bearing interest or sold at a discount.

         If the Seller shall have failed to give investment directions to the Indenture Trustee then the Indenture Trustee shall invest in money market funds described in Section 3.07(j) to be redeemable without penalty no later than the Business Day immediately preceding the next Payment Date.

         (e) All income or other gain from investments in any Account (other than the Reserve Account) held by the Indenture Trustee shall be deposited in such Account (other than the Reserve Account) immediately on receipt, and any loss resulting from such investments shall be charged to such Account (other than the Reserve Account), as appropriate, subject to the requirement of Section 4.08(b) that the Servicer contribute funds in an amount equal to such loss in the case of the Principal and Interest Account.

         Section 3.06 Payment of Trust Expenses.

         (a) The Seller shall pay the amount of the expenses of the Trust (other than payments of premiums to the Note Insurer) (including the Indenture Trustee's expenses that are not paid pursuant to Sections 3.03(b)(i)(A) and 3.03(b)(x)) and the Seller shall promptly pay such expenses directly to the Persons to whom such amounts are due.

         (b) The Seller shall pay directly on the Closing Date the reasonable fees and expenses of counsel to the Indenture Trustee and the Owner Trustee.

         (c) In the event the Depositor fails to do so, the Seller shall pay the fees and expenses (including any "Expenses" (as defined in the Trust Agreement)) of the Owner Trustee.

         Section 3.07 Eligible Investments.

         The following are Eligible Investments:

         (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, Freddie Mac senior debt obligations, and Fannie Mae senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

         (b) Federal Housing Administration debentures;

         (c) Freddie Mac participation certificates which guaranty timely payment of principal and interest and senior debt obligations;

         (d) Consolidated senior debt obligations of any Federal Home Loan
Banks;

         (e) Fannie Mae mortgage-backed s ecurities (other than stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations;

         (f) Federal funds, certificates of deposit, time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 by Standard & Poor's and P-1 by Moody's;

         (g) Deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa3 or better by Moody's and BBB by Standard & Poor's) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured by the FDIC and held up to the limits insured by the FDIC;

         (h) Repurchase agreements collateralized by securities described in
(a), (c), or (e) above with any registered broker/dealer subject to the Securities Investors Protection Corporation's jurisdiction and subject to applicable limits therein promulgated by Securities Investors Protection Corporation or any commercial bank, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed short-term or long-term obligation rated P-1 or Aa2, respectively, or better by Moody's and A-1+ or AA, respectively, or better by Standard & Poor's, provided:

                  a. A master repurchase agreement or specific written repurchase agreement governs the transaction, and

                  b. The securities are held free and clear of any lien by the Indenture Trustee or an independent third party acting solely as agent for the Indenture Trustee, and such third party is (a) a Federal Reserve Bank, (b) a bank which is a member of the FDIC and which has combined capital, surplus and undivided profits of not less than $125 million, or (c) a bank approved in writing for such purpose by the Note Insurer, and the Indenture Trustee shall have received written confirmation from such third party that it holds such securities, free and clear of any lien, as agent for the Indenture Trustee, and

                  c. A perfected first security interest under the Uniform Commercial Code, or book entry procedures prescribed at 31 C.F.R. 306.1 et seq. or 31 C.F.R. 350.0 et seq., in such securities is created for the benefit of the Indenture Trustee, and

                  d. The repurchase agreement has a term of thirty days or less and the Indenture Trustee will value the collateral securities no less frequently than weekly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation, and

                  e. The fair market value of the collateral securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least 106%.

           (i) Commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of Standard & Poor's and Moody's;

           (j) Investments in no load money market funds registered under the Investment Company Act of 1940 whose shares are registered under the Securities Act and rated AAAm or AAAm-G by Standard & Poor's and Aaa by Moody's; and

           (k) Any other investment permitted by each of the Rating Agencies and the Note Insurer;

provided, that all instruments described hereunder shall mature at par on or prior to the next succeeding Payment Date unless otherwise provided in this Agreement and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

         Section 3.08 Accounting and Directions by Indenture Trustee.

         By 12:00 noon, New York time, on each Payment Date (or such earlier period as shall be agreed by the Seller and the Indenture Trustee), the Indenture Trustee shall notify (based in part on information provided to the Indenture Trustee by the Servicer and upon which the Indenture Trustee may rely) the Seller, the Servicer, the Depositor, each Owner and the Note Insurer, of the following information with respect to such Payment Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

                  (1) The aggregate amount on deposit in each Note Account as of the related Determination Date;

                  (2) The amount of Current Interest and the Principal Remittance Amount to be distributed on each Series of Notes;

                  (3)      The amount of any Insured Payment to be made by the
                           Note Insurer on such Payment Date;

                  (4)      The application of the amounts described in clauses
                           (1), (3) and (4) above in respect of the payments on such Payment Date in accordance with Section 3.03 hereof;

                  (5) The Pool I Note Principal Balance and the Pool II Note Principal Balance;

                  (6) The amount, if any, of any Realized Losses for each Loan Pool for the related Remittance Period; and

                  (7) The amount of any Overcollateralization Reduction Amount for each Loan Pool.

         Section 3.09 Reports by Indenture Trustee to Owners and Note Insurer.

         (a) On each Payment Date, the Indenture Trustee shall transmit a report in writing to each Owner of a Series of Notes, the Owner Trustee, the Note Insurer, the Servicer, Standard & Poor's and Moody's, which report shall contain the following with respect to each Series:

                  (i) the aggregate distribution with respect to each Series of Notes (based on a Note in the original principal amount of $1,000) for such Payment Date;

                  (ii) the amount of such distributions allocable to principal on the Home Equity Loans in the related Loan Pool, separately identifying the aggregate amount of any Prepayments or other recoveries of principal included therein (based on a Note in the original principal amount of $1,000);

                  (iii) the amount of such distribution allocable to interest on the Home Equity Loans in the related Loan Pool (based on a Note in the original principal amount of $1,000);

                  (iv) if the interest paid to the Owners is less than the Current Interest, the Interest Carry Forward Amount on such Payment Date;

                  (v) the principal amount of the Notes (based on a Note in the original principal amount of $1,000) which will be outstanding after giving effect to any payment of principal on such Payment Date;

                  (vi) the aggregate Loan Balance of all Home Equity Loans in the related Loan Pool after giving effect to any payment of principal on such Payment Date;

                  (vii) the amount of any Insured Payment included in the amounts distributed to the Owners on such Payment Date;

                  (viii) based upon information furnished by the Seller such information as may be required by Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

                  (ix) the weighted average Coupon Rate of the Home Equity Loans in the related Loan Pool and in both Loan Pools combined;

                  (x) such other information as the Note Insurer may reasonably request with respect to delinquent Home Equity Loans in the related Loan Pool and in both Loan Pools combined;

                  (xi) the total of any Substitution Amounts or Loan Purchase Price amounts included in such distribution; and

                  (xii) the amount on deposit in the Reserve Account immediately prior to the related Payment Date; the amount deposited therein on such Payment Date; the amount withdrawn therefrom on such Payment Date; and the amount therein at the end of such Payment Date.


           The Servicer shall provide to the Indenture Trustee the information described in Section 4.08(d)(iii) and in clause (b) below to enable the Indenture Trustee to perform its reporting obligations under this Section, and such obligations of the Indenture Trustee under this Section are conditioned upon such information being received and the information provided in clauses
(ii), (viii) and (xi) shall be based solely upon information contained in the monthly servicing report provided by the Servicer to the Indenture Trustee pursuant to Section 4.08 hereof.

           (b) In addition, on each Payment Date the Indenture Trustee will distribute to each Owner, the Owner Trustee, the Note Insurer, Standard & Poor's and Moody's, together with the information described in Subsection (a) preceding, the following information which is hereby required to be prepared by the Servicer and furnished to the Indenture Trustee for such purpose and the
Note Insurer (via e-mail at rmgtapes@fsa.com) on or prior to the related Monthly Reporting Date with respect to each Loan Pool and for all Home Equity Loans (or both Loan Pools) in the aggregate:

                  (i) the number and aggregate principal balances of Home Equity Loans (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business on the last Business Day of the calendar month immediately preceding the Payment Date, (d) the numbers and aggregate Loan Balances of all Home Equity Loans as of such Payment Date and (e) the percentage that each of the amounts represented by clauses (a), (b) and (c) represent as a percentage of the respective amounts in clause (d);

                  (ii) the number and dollar amounts of all Home Equity Loans in foreclosure proceedings as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date, separately stating, for this purpose, all Home Equity Loans with respect to which foreclosure proceedings were commenced in the immediately preceding calendar month;

                  (iii) the number of Mortgagors and the Loan Balances of (a) the related Mortgages involved in bankruptcy proceedings as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date and (b) Home Equity Loans that are "balloon" loans;

                  (iv) the existence and status of any REO Properties, as of the close of business of the last Business Day of the month immediately preceding the Payment Date;

                  (v) the book value of any REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the Payment Date based on the most recently available valuation;

                  (vi) the Cumulative Loss Percentage, the amount of cumulative Realized Losses, the current period Realized Losses, and the Annual Loss Percentage (Rolling Twelve Month); and

                  (vii) the 60+ Delinquency Percentage (Rolling Six Month) and the amount of 60+ Day Delinquent Loans.

         Section 3.10 Reports by Indenture Trustee.

         (a) The Indenture Trustee shall report to the Depositor, the Seller, the Note Insurer and each Owner, with respect to the amount on deposit in each Note Account and the identity of the investments included therein, as the Depositor, the Seller, any Owner or the Note Insurer may from time to time reasonably request. Without limiting the generality of the foregoing, the Indenture Trustee shall, at the reasonable request of the Issuer, the Seller, any Owner or the Note Insurer transmit promptly to the Issuer, the Seller, any Owner and the Note Insurer copies of all accountings of receipts in respect of the Home Equity Loans furnished to it by the Servicer and shall notify the Seller and the Note Insurer if any Monthly Remittance Amount has not been received by the Indenture Trustee when due.

         (b) The Indenture Trustee shall report to the Note Insurer and each Owner with respect to any written notices it may from time to time receive which provide an Authorized Officer with actual knowledge that any of the statements set forth in Section 2.04(b) hereof are inaccurate.

                               END OF ARTICLE III

                                   ARTICLE IV

                          SERVICING AND ADMINISTRATION
                              OF HOME EQUITY LOANS

         Section 4.01 Servicer and Sub-Servicers.

         Acting directly or through one or more Sub-Servicers as provided in
Section 4.03, the Servicer shall service and administer the Home Equity Loans with reasonable care using that degree of skill and attention that it exercises in servicing comparable home equity loans for itself and others in accordance with this Agreement and the terms of the respective Home Equity Loans. The Servicer shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable but without regard to: (i) any relationship that the Servicer, any Special Servicer or any Affiliate of any of the Servicer and the Sub-Servicer may have with the related Mortgagor; (ii) the ownership of any Note by the Servicer or any Affiliate of the Servicer; (iii) the Servicer's obligation to make Delinquency Advances or Servicing Advances; or
(iv) the right of any of the Servicer or the Sub-Servicer to receive compensation for its services hereunder or with respect to any particular transaction.

         Subject to Section 4.03 hereof, the Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Home Equity Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub-Servicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have the rights and powers of the Servicer which have been delegated to such Sub-Servicer, with respect to such Home Equity Loans under this Agreement.

         Without limiting the generality of the foregoing, but subject to Sections 4.13 and 4.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Indenture Trustee to execute and deliver, and may be authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Owners, the Issuer and the Indenture Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Home Equity Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property in the name of the Servicer on behalf of the Issuer and Indenture Trustee, and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Issuer and Indenture Trustee; provided, however, that to the extent any instrument described in clause (i) preceding would be delivered by the Servicer outside of its usual procedures for home equity loans held in its own portfolio the Servicer shall, prior to executing and delivering such instrument, obtain the prior written consent of the Note Insurer, and provided further, however, that Section 4.13(a) and Section 4.14(a) shall each constitute a revocable power of attorney from the Issuer and Indenture Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Home Equity Loan held by the Indenture Trustee hereunder paid in full or foreclosed (or with respect to which payment in full has been escrowed). Revocation of the power of attorney created by the final proviso of the preceding sentence shall take effect upon (i) the receipt by the Servicer of written notice thereof from the Indenture Trustee, (ii) a Servicer Termination Event or (iii) the termination of the Notes. The Indenture Trustee shall execute any documentation furnished to it by the Servicer for recordation by the Servicer in the appropriate jurisdictions, as shall be necessary to effectuate the foregoing. Subject to Sections 4.13 and 4.14, the Indenture Trustee shall execute a power of attorney to the Servicer or any Sub-Servicer and furnish them with any other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

         Upon the request of the Indenture Trustee or the Issuer, the Servicer shall send to the Indenture Trustee or the Issuer a computer generated tape, diskette or other machine readable format containing servicing information with respect to the Home Equity Loans collected by the Servicer.

         The Servicer shall give prompt notice to the Indenture Trustee and the Issuer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

         Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Home Equity Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 4.09(b) hereof.

         Section 4.02 Collection of Certain Home Equity Loan Payments.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans. Consistent with the servicing standard set forth in the first paragraph of Section 4.01, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Home Equity Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Delinquency Advance with respect to the payments so extended to the same extent as if such installment were due, owing and Delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 4.09(a) hereof.

         Section 4.03 Sub-Servicing Agreements.

         The Servicer may, with the prior written consent of the Note Insurer, enter into Sub-Servicing Agreements for any servicing and administration of Home Equity Loans with any institution which is acceptable to the Note Insurer and which, (x) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement, (y) has experience servicing home equity loans that are similar to the Home Equity Loans and (z) has equity of not less than $15,000,000 (as determined in accordance with generally accepted accounting principles). The Servicer shall give notice to the Indenture Trustee, the Note Insurer and the Rating Agencies of the appointment of any Sub-Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Equity Loans when any Sub-Servicer, has received such payments. Each Sub-Servicer, shall be required to service the Home Equity Loans in accordance with this Agreement and any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement. Each Sub-Servicing Agreement shall provide that the Indenture Trustee (if acting as successor Servicer) or any other successor Servicer shall have the option to terminate such agreement without payment of any fees if the original Servicer is terminated or resigns. The Servicer shall deliver to the Indenture Trustee and the Note Insurer copies of all Sub-Servicing Agreements and any amendments or modifications thereof promptly upon the Servicer's execution and delivery of such instrument. This Agreement shall be deemed notice to all required parties that the Seller shall be appointed as the interim Sub-Servicer until such time as servicing has been physically transferred to the Servicer, which in no event shall occur later than December 31, 1998. The Seller in its capacity as interim Sub-Servicer will comply with all of the obligations of a "Servicer" hereunder during the period in which it is acting in such capacity. IMC will use its best efforts to ensure that the transfer of servicing will occur by December 31, 1998.

         Section 4.04 Successor Sub-Servicers.

         The Servicer shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and to either itself directly service the related Home Equity Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under
Section 4.03.

         Section 4.05 Liability of Servicer; Indemnification.

         (a) The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Home Equity Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer; provided, however, that nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement.

         (b) The Servicer (except The Chase Manhattan Bank if it is required to succeed the Servicer hereunder) agrees to indemnify and hold the Issuer, the Indenture Trustee, the Seller, the Note Insurer and the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Issuer, the Seller, the Indenture Trustee, the Note Insurer and the Depositor may sustain in any way related to the failure of the Servicer to perform its duties and service the Home Equity Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Issuer, the Indenture Trustee, the Seller, the Depositor and the Note Insurer if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee, the Depositor, the Seller and the Note Insurer in respect of such claim. The provisions of this Section 4.05(b) shall survive the termination of this Agreement and the payment of the outstanding Notes.

         (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Seller, the Depositor, the Note Insurer or the Owners of the Notes for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any material breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified and held harmless by the Issuer (to the extent of the Trust Estates) against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Owners of the Notes hereunder. In such event, unless the Servicer acts without the consent of the Owners of Notes


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having a Note Principal Balance of at least 50% of the Notes of both Series in the aggregate, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Issuer (to the extent of the Trust Estates) and the Servicer shall be entitled to be reimbursed therefor from the Principal and Interest Account as and to the extent provided in Section 4.08(d), any such right of reimbursement being prior to the rights of the Owners of the Notes to receive any amount in the Principal and Interest Account.

         Section 4.06 No Contractual Relationship Between Sub-Servicer,
                      Indenture Trustee or the Owners.

         Any Sub-Servicing Agreement and any other transactions or services relating to the Home Equity Loans involving a Sub-Servicer shall be deemed to be solely between the Servicer and the Sub-Servicer, and the Indenture Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 4.07.


         Section 4.07 Assumption or Termination of Sub-Servicing Agreement by
                      Indenture Trustee.

         In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Indenture Trustee pursuant to Section 4.20, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and any Sub-Servicer shall be assumed simultaneously by the Indenture Trustee without act or deed on part of the Indenture Trustee; provided, however, that the Indenture Trustee (if acting as successor Servicer) or any other successor Servicer may terminate the Sub-Servicer as provided in
Section 4.03.

         The Servicer shall, upon the reasonable request of the Indenture Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         Section 4.08 Principal and Interest Account.

         (a) The Servicer shall establish and maintain the Principal and Interest Account in one or more Eligible Accounts. The Principal and Interest Account shall be identified on the records of the depository institution as follows: The Chase Manhattan Bank, as Indenture Trustee in trust for the benefit of the Owners of the IMC Home Equity Loan Asset Backed Notes, Series 1998-7A and Series 1998-7B and the Note Insurer. If the Principal and Interest Account ceases to be an Eligible Account hereunder, then the Servicer shall immediately be required to transfer funds therein to an account meeting the requirements for an Eligible Account hereunder. The Servicer shall notify the Indenture Trustee, the Note Insurer and the Owners if there is a change in the name, account number or institution holding the Principal and Interest Account.

         Subject to subsection (c) below, the Servicer shall deposit all receipts required pursuant to subsection (c) below and related to the Home Equity Loans to the Principal and Interest Account on a daily basis (but no later than the first Business Day after receipt).

         (b) All funds in the Principal and Interest Account shall be held (i) uninvested up to the amount insured by the FDIC or (ii) invested in Eligible Investments. Any investments of funds in the Principal and Interest Account shall mature or be withdrawable at par on or prior to the immediately succeeding Monthly


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




Remittance Date. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer. Any investment losses on funds held in the Principal and Interest Account shall be for the account of the Servicer and promptly upon the realization of such loss shall be contributed by the Servicer to the Principal and Interest Account. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

           (c) The Servicer shall deposit to the Principal and Interest Account on the Business Day after receipt, all principal and interest collections on the Home Equity Loans due after the Cut-Off Date, including any Prepayments and Net Liquidation Proceeds, other recoveries or amounts related to the Home Equity Loans received by the Servicer and any income from REO Properties, but net of
(i) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the sum of (I) the Loan Balance of the related Home Equity Loan immediately prior to liquidation, plus (II) accrued and unpaid interest on such Home Equity Loan (net of the Servicing Fee) to the date of such liquidation and (III) any Realized Losses incurred during the related Remittance Period, (ii) principal (including Prepayments) collected and interest due on the Home Equity Loans on or prior to the Cut-Off Date, (iii) reimbursements for past Delinquency Advances and Servicing Advances, which the Servicer has determined are Nonrecoverable Advances and (iv) reimbursements for amounts deposited in the Principal and Interest Account representing payments of principal and/or interest on a Mortgage Note by a Mortgagor which are subsequently returned by a depository institution as unpaid (all such net amount herein referred to as "Daily Collections").

           (d) (i) The Servicer may make withdrawals for its own account from the Principal and Interest Account, only for the following purposes:

                           (A) to pay itself the Servicing Fee, other items of servicing compensation and investment earnings on Eligible Investments;

                           (B) to withdraw amounts that have been deposited to the Principal and Interest Account in error;

                           (C) to reimburse itself pursuant to Section 4.09(a) for unrecovered Delinquency Advances and Servicing Advances and for any excess interest collected from a Mortgagor;

                           (D) to reimburse itself for amounts due it pursuant to Section 4.05(c); and

                           (E) to clear and terminate the Principal and Interest Account following the termination of the Trust pursuant to Article V.

           (ii) The Servicer shall (a) remit to the Indenture Trustee for deposit in the related Note Account by wire transfer, or otherwise make funds available in immediately available funds, without duplication, the Daily Collections, Loan Purchase Prices and Substitution Amounts allocable to a Remittance Period not later than the related Monthly Remittance Date, and (b) on each Monthly Reporting Date, deliver to the Indenture Trustee and the Note Insurer, a monthly servicing report containing (without limitation) the following information: principal and interest collected in respect of the Home Equity Loans, scheduled principal and interest that was due on the Home Equity Loans, relevant information with respect to Liquidated Loans, if any, summary and detailed delinquency reports, Liquidation Proceeds and other similar information concerning the servicing of the Home Equity Loans. In addition, the Servicer shall inform the Indenture Trustee and the Note Insurer in writing on each Monthly Reporting Date, of the amounts of any Loan Purchase Prices or Substitution Amounts so remitted during the related Remittance Period.



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




           (iii) The Servicer shall provide to the Indenture Trustee in writing the information described in Section 4.08(d)(ii)(b) and in Section 4.09(b) to enable the Indenture Trustee to perform its reporting requirements under Section 3.09.

         Section 4.09 Delinquency Advances and Servicing Advances.

         (a) On each Monthly Remittance Date, the Servicer shall be required to remit to the Indenture Trustee for deposit to the Note Account out of the Servicer's own funds any Delinquent payment of interest with respect to each Delinquent Home Equity Loan, which payment was not received on or prior to the related Remittance Date and was not theretofore advanced by the Servicer. Such amounts of the Servicer's own funds so deposited are "Delinquency Advances".

         The Servicer shall be permitted to reimburse itself on any Business Day for any Delinquency Advances paid from the Servicer's own funds from late collections or Liquidation Proceeds on the related Home Equity Loan or from collections on any Home Equity Loan that are not required to be distributed on the Payment Date occurring during the month in which such reimbursement is made (all or any portion of such amount to be replaced on future Monthly Remittance Dates to the extent required for distribution).

         (b) The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) Preservation Expenses, (ii) the cost of any enforcement or judicial proceedings, including foreclosures, (iii) the cost of the management and liquidation of REO Property and (iv) advances required by Section 4.13(a), except to the extent that such amounts are determined by the Servicer in its reasonable business judgment to be a Nonrecoverable Advance. Such costs will constitute "Servicing Advances". The Servicer may recover a Servicing Advance from the Mortgagors to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan. The Servicer shall be entitled to recover the Servicing Advances from the aforesaid Liquidation Proceeds prior to the payment of the Liquidation Proceeds to any other party to this Agreement.

         (c) Notwithstanding the foregoing, in the event that the Servicer determines in its reasonable business judgment in accordance with the servicing standards set out herein that any proposed Delinquency Advance or Servicing Advance would be a Nonrecoverable Advance, the Servicer shall not be required to make Delinquency Advances or Servicing Advances with respect to such Home Equity Loan. To the extent that the Servicer previously has made Delinquency Advances or Servicing Advances with respect to a Home Equity Loan that the Servicer subsequently determines will be a Nonrecoverable Advance, the Servicer shall be entitled to reimbursement for such aggregate unreimbursed Delinquency Advances or Servicing Advances from the Principal and Interest Account. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Indenture Trustee and the Note Insurer.

         Section 4.10 Compensating Interest; Repurchase of Home Equity Loans.

         (a) If a Prepayment in full of a Home Equity Loan or a Prepayment of at least six times a Mortgagor's Monthly Payment occurs during any calendar month, any difference between (x) the interest collected from the Mortgagor in connection with such payoff, and (y) the full month's interest at the Coupon Rate that would be due on the related Due Date for such Home Equity Loan ("Compensating Interest") (but not in excess of the aggregate Servicing Fee for the related Remittance Period) shall be deposited by the Servicer to the Principal and Interest Account (or if such difference is an excess, the Servicer shall retain



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




such excess) on the next succeeding Monthly Remittance Date and shall be included in the Monthly Remittance Amount to be made available to the Indenture Trustee on such Monthly Remittance Date.

         (b) Subject to the clause (c) below, the Servicer has the right and the option, but not the obligation, to purchase for its own account any Home Equity Loan which becomes Delinquent, in whole or in part, as to at least three consecutive monthly installments or any Home Equity Loan as to which enforcement proceedings have been brought by the Servicer pursuant to Section 4.13 if such Home Equity Loan is the greatest number of days Delinquent of all then Delinquent Home Equity Loans in such Loan Pool. Any such Home Equity Loan so purchased shall be purchased by the Servicer on or prior to a Monthly Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

         (c) Until such time as all purchases pursuant to clause (b) above exceed 3% of the original aggregate Loan Balance of the Home Equity Loans in a Loan Pool, the Servicer may repurchase such Home Equity Loans without having first notified the Note Insurer of such repurchase. Thereafter, the Servicer must notify the Note Insurer, in writing, of its intent to repurchase a Home Equity Loan and the Servicer may not repurchase such Home Equity Loan without the written consent of the Note Insurer; provided, that the Note Insurer shall be deemed to have consented to such repurchase unless it notifies the Servicer, in writing, of its objection to such repurchase within 5 days after its receipt of the notice of proposed repurchase.

         (d) The Net Liquidation Proceeds from the disposition of any REO Property shall be deposited in the Principal and Interest Account and remitted to the Indenture Trustee as part of the Daily Collections remitted by the Servicer to the Indenture Trustee.

         Section 4.11 Maintenance of Insurance.

         (a) The Servicer shall cause to be maintained with respect to each Home Equity Loan (and to advance sums on account of the premiums therefor if not paid by the Mortgagor unless such advance would be a Nonrecoverable Advance) a hazard insurance policy with a carrier generally acceptable to the Servicer that provides for fire and extended coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Home Equity Loan in an amount not less than the least of (i) the outstanding principal balance of the Home Equity Loan (plus the related senior lien loan, if any) (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises. The Servicer shall maintain the insurance policies required hereunder in the name of the mortgagee, its successors and assigns, as loss payee. The policies shall require the insurer to provide the mortgagee with 30 days' notice prior to any cancellation or as otherwise required by law. The Servicer may also maintain a blanket hazard insurance policy or policies if the insurer or insurers of such policies are rated investment grade by Moody's and Standard & Poor's.

         (b) If the Home Equity Loan at the time of origination (or if required by federal law, at any time thereafter) relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the then current guidelines of the Federal Insurance Administration with a carrier generally acceptable to the Servicer in an amount representing coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Home Equity Loan of not less than the least of (i) the outstanding principal balance of the Home Equity Loan (plus the related senior lien loan, if any), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

         Section 4.12 Due-on-Sale Clauses; Assumption and Substitution
                      Agreements.

         When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Equity Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An opinion of counsel, provided at the expense of the Servicer (which expense shall be a Servicing Advance), to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Servicer outside of its usual procedures for home equity loans held in its own portfolio the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Note Insurer. The Home Equity Loan, as assumed, shall conform in all material respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Indenture Trustee that any such assumption or substitution agreement has been completed by forwarding to the Indenture Trustee or to the Custodian on the Indenture Trustee's behalf the original copy of such assumption or substitution agreement (indicating the File to which it relates) which copy shall be added by the Indenture Trustee or by the Custodian on the Indenture Trustee's behalf to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, no material term of the Home Equity Loan (including, without limitation, the required monthly payment on the related Home Equity Loan, the stated maturity, the outstanding principal amount or the Coupon Rate) shall be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Equity Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 4.13 Realization Upon Defaulted Home Equity Loans; Workout of
                      Home Equity Loans.

         (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Indenture Trustee on behalf of the Trust of Properties relating to defaulted Home Equity Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 4.10(b). In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in their exercise or use, as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs and consistent with the servicing standards set forth herein, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 4.09(b) hereof. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property. The Servicer shall not take any such action with respect to any Property known by the Servicer to contain such wastes or substances or to be within one mile of the site of such wastes or substances, without the prior written consent of the
Note Insurer.

         (b) The Servicer shall determine, with respect to each defaulted Home Equity Loan when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Home Equity Loan, whereupon such Home Equity Loan shall become a "Liquidated Loan" and the Servicer shall promptly submit a liquidation report in a form reasonably acceptable to the Note Insurer.

         (c) The Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Equity Loan unless, in the Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Home Equity Loan and only in the event of a default with respect to such Home Equity Loan or in the event that a default with respect to such Home Equity Loan is imminent; provided, however, that no such modification, waiver or amendment shall extend the maturity date of such Home Equity Loan beyond the Remittance Period related to the Final Payment Date. Notwithstanding anything set out in this Section 4.13(c) or elsewhere in this Agreement to the contrary, the Servicer shall be permitted to modify, waive or amend any provision of a Home Equity Loan if required by statute or a court of competent jurisdiction to do so.

         (d) The Servicer shall provide written notice to the Indenture Trustee and the Note Insurer prior to the execution of any modification, waiver or amendment of any provision of any Home Equity Loan; provided that if the Note Insurer does not object in writing to the modification, waiver or amendment specified in such notice within 5 Business Days after its receipt thereof, the Servicer may effectuate such modification, waiver or amendment and shall deliver to the Custodian, on behalf of the Indenture Trustee for deposit in the related File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

         Section 4.14 Indenture Trustee to Cooperate; Release of Files.

         (a) Upon the payment in full of any Home Equity Loan (including any liquidation of such Home Equity Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Custodian, on behalf of the Indenture Trustee the Fannie Mae "Request for Release of Documents" (Fannie Mae Form 2009). Upon receipt of such Request for Release of Documents, the Custodian, on behalf of the Indenture Trustee shall promptly release the related File, in trust, in its reasonable discretion to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Indenture Trustee. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Indenture Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account or to the Indenture

Trustee. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Custodian, on behalf of the Indenture Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Indenture Trustee with all requisite information completed by the Servicer; in such event, the Custodian, on behalf of the Indenture Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

         (b) The Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer without the prior written consent of the Note Insurer unless: (x) the provisions of the related Mortgage Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the Loan-to-Value Ratio and debt-to-income ratio of such Mortgage Note on the Cut-Off Date, and any increase in the Loan-to-Value Ratio shall not exceed 5% unless approved in writing by the Note Insurer; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Indenture Trustee of an Officer's Certificate executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Home Equity Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Indenture Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by the Servicer pursuant to this paragraph.

         Section 4.15 Servicing Compensation.

         As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the related Servicing Fee with respect to each Home Equity Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 4.08(c)(i) and similar items may, to the extent collected from Mortgagors, be retained by the Servicer, unless a successor Servicer is appointed pursuant to Section 4.20 hereof, in which case the successor Servicer shall be entitled to such fees as are agreed upon by the Indenture Trustee, the
Note Insurer, the successor Servicer and the majority of the Percentage Interests of the Certificates.

         The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement.

         Section 4.16 Annual Statement as to Compliance.

         The Servicer, at its own expense, will deliver to the Indenture Trustee, the Note Insurer, the Depositor, the Issuer, and the Rating Agencies, on or before April 30 of each year, commencing in 1999, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         The Servicer shall deliver to the Indenture Trustee, the Note Insurer and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time would become a Servicer Termination Event.


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         Section 4.17 Annual Independent Certified Public Accountants' Reports.

           On or before April 30 of each year, commencing in 1999, the Servicer, at its own expense (or if the Indenture Trustee is then acting as Servicer, at the expense of the Seller, which in no event shall exceed $1,000 per annum), shall cause to be delivered to the Indenture Trustee, the Note Insurer, the Depositor, and the Rating Agencies a letter or letters of a firm of independent, nationally recognized certified public accountants stating that such firm has examined the Servicer's overall servicing operations in accordance with the requirements of the Uniform Single Attestation Procedure for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 4.18 Access to Certain Documentation and Information Regarding
                      the Home Equity Loans.

         The Servicer shall provide to the Seller, the Indenture Trustee, the
Note Insurer, the Office of Thrift Supervision (the "OTS"), the FDIC and the supervisory agents and examiners of each of the FDIC and the OTS (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Home Equity Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

         Section 4.19 Assignment of Agreement.

         Other than with respect to entering into Sub-Servicing Agreements pursuant to Section 4.03 hereof, the Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Indenture Trustee and the Note Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 4.20(h) hereof for a successor servicer.

         Section 4.20 Removal of Servicer; Retention of Servicer; Resignation of
                      Servicer.

         (a) The Note Insurer or the Indenture Trustee (with the prior written consent of the Note Insurer) (or, except in the case of item (vi) below, the Owners, with the consent of the Note Insurer) may remove the Servicer upon the occurrence of any of the following events (each a "Servicer Termination Event"):

                  (i) The Servicer shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (B) admit in writing its inability to pay its debts generally as they become due,
           (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent, (E) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (F) take corporate action for the purpose of effecting any of the foregoing; or

                  (ii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or


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




           insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days; or

                  (iii) The Servicer shall fail to perform any one or more of its material obligations hereunder and shall continue in default thereof for a period of thirty (30) days (one (1) Business Day in the case of a delay in making a payment required of the Servicer under this Agreement) after the earlier of (A) actual knowledge of an officer of the Servicer or (B) receipt of notice from the Indenture Trustee or the Note Insurer of said failure; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the
           Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer; or

                  (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 2.02 which materially and adversely affects the interests of the Owners or the
           Note Insurer for a period of sixty (60) days after the earlier of the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the
           Note Insurer; or

                  (v) The merger, consolidation or other combination of the Servicer with or into any other entity, unless (A) the Servicer or an Affiliate of the Servicer is the surviving entity of such combination or (B) the surviving entity (I) is servicing at least $300,000,000 of home equity loans that are similar to the Home Equity Loans, (II) has equity of not less than $10,000,000 (as determined in accordance with generally acceptable account principles), (III) is consented to by the Note Insurer (such consent not to be unreasonably withheld) and
           (IV) agrees to assume the Servicer's obligations thereunder; or

                  (vi) The failure of the Servicer (except the Indenture Trustee in its capacity as successor Servicer) to satisfy the Servicer Termination Test.

         (b) The Servicer shall act as servicer under this Agreement, subject to the right of removal set forth in subsection (a) hereof, for an initial period commencing on Closing Date and ending on March 31, 1999, which period may be extended by the Note Insurer in its sole discretion for a succeeding quarterly period on December 31, March 31, June 30 and September 30 of each year as provided below (each such quarterly period for which the Servicer shall be designated to act as servicer hereunder, a "Term of Service"); provided that nothing in this Section 4.20(b) shall prohibit the Note Insurer or the Indenture Trustee from removing the Servicer pursuant to Section 4.20(a). Notwithstanding the foregoing, the Note Insurer may, in its sole discretion, extend the period for which the Servicer is to act as such for a period in excess of one quarter (provided such extension shall be an additional one or more quarters), but any such extension shall be revocable at any time by the Note Insurer upon written notice delivered to the Indenture Trustee and the Servicer at least fifteen days prior to the expiration of the related quarterly period.

         (c) The Note Insurer agrees to use its best efforts to inform the Indenture Trustee of any materially adverse information regarding the Servicer's servicing activities that comes to the attention of the Note Insurer from time to time.

         (d) The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the


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




Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel acceptable to the Indenture Trustee and the Note Insurer at the expense of the Servicer to such effect which shall be delivered to the Indenture Trustee and the Note Insurer.

         (e) No removal or resignation of the Servicer shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

         (f) Upon removal or resignation of the Servicer, the Servicer at its own expense also shall promptly deliver or cause to be delivered to a successor servicer or the Indenture Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Home Equity Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

         (g) Any collections then being held by the Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee or the successor Servicer.

         (h) Upon removal or resignation of the Servicer, the Indenture Trustee may (i) solicit bids for a successor servicer as described below or (ii) shall appoint the Backup Servicer as Servicer. If the Indenture Trustee elects to solicit bids for a successor Servicer, the Indenture Trustee agrees to act as Backup Servicer during the solicitation process and shall assume all duties of the Servicer (except as otherwise provided in this Agreement). The Indenture Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution and having equity of not less than $15,000,000 (or such lower level as may be acceptable to the Note Insurer), as determined in accordance with generally accepted accounting principles and acceptable to the
Note Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor Servicer (other than the Indenture Trustee in its capacity as successor Servicer) so appointed shall be the amount agreed to between the successor Servicer, the Note Insurer and the majority of the Percentage Interests of the Certificates (up to a maximum of 0.50% per annum on each Home Equity Loan) together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.08 and 4.15; provided, however, that in the event that no reasonable entity (other than the Indenture Trustee in its capacity as successor Servicer) is willing to assume the capacity of successor Servicer hereunder for a compensation of no more than 0.50% per annum on each Home Equity Loan, then the
Note Insurer shall solicit bids for the right to service the Home Equity Loans from three potential successor servicers listed at such time as approved servicers by Standard & Poor's for residential subprime servicing. In the event that the bids received are between 0.50% and 0.75% per annum per Home Equity Loan, the Owners of a majority of the Certificates shall choose the successor Servicer from among such bidders. In the event that the bids received are for greater than 0.75% per annum per Home Equity Loan, the Owners of a majority of the Certificates may reject all such bids. Notwithstanding the foregoing, in the event that the Indenture Trustee becomes the successor Servicer it shall receive as its compensation the same compensation paid to the Servicer immediately prior to the Servicer's removal or resignation.

         (i) In the event the Indenture Trustee elects to solicit bids as provided above, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to servicing compensation in accordance with clause (h) above, together with the other servicing compensation in the form of assumption fees, late payment charges


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




or otherwise as provided in Sections 4.08 and 4.15. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price it will pay to obtain servicing. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum less any amounts due the Indenture Trustee or the Trust from the Servicer shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

         (j) The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Home Equity Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

         (k) The Indenture Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately (i) record all assignments of Home Equity Loans not previously recorded in the name of the Indenture Trustee pursuant to Section 2.05(b)(ii) as a result of an opinion of counsel and (ii) make all Delinquency Advances and Compensating Interest payments and deposit them to the Principal and Interest Account which the Servicer has theretofore failed to remit with respect to the Home Equity Loans; provided, however, that if the Indenture Trustee is acting as successor Servicer, the Indenture Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (k)) if, in the Indenture Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the Home Equity Loans.

         (l) The Servicer which is being removed or is resigning shall give notice to the Mortgagors, to Moody's and to Standard & Poor's of the transfer of the servicing to the successor.

         (m) The Indenture Trustee shall give notice to the Note Insurer, the Owners, the Owner Trustee, the Seller, Moody's and Standard & Poor's of the occurrence of any event described in paragraph (a) above of which the Indenture Trustee is aware.

         Section 4.21 Inspections by Note Insurer; Errors and Omissions
                      Insurance.

         (a) At any reasonable time during business hours and from time to time upon reasonable notice, the Indenture Trustee, the Note Insurer, any Owner or the Issuer, or any agents thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer during the Servicer's normal business hours with any of its officers or directors; provided, however, that the costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.



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




         (b) The Servicer (including the Indenture Trustee if it shall become the Servicer hereunder) agrees to maintain errors and omissions coverage and a fidelity bond in the form and amount that would meet the requirements of Fannie Mae, unless the Servicer has obtained a waiver of such requirements from Fannie Mae. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions policy and fidelity bond coverage and, by the terms of such insurance policy and fidelity bond, the coverage afforded thereunder extends to the Servicer.

         Section 4.22 Additional Servicing Responsibilities for Second Mortgage
                      Loans.

         If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations under a First Mortgage Loan, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Owners and the Note Insurer, and/or to preserve the security of the related Home Equity Loan. The Servicer shall advance the necessary funds to cure the default or reinstate the lien securing a First Mortgage Loan, if such advance is in the best interests of the Note Insurer and the Owners; provided, however, that no such additional advance need be made if such advance would be nonrecoverable. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this
Section 4.22 shall be Servicing Advances.

         Section 4.23 Adjustable Rate Home Equity Loans.

         The Servicer shall enforce each Home Equity Loan in accordance with its terms and shall timely calculate, record, report and apply all interest rate adjustments in accordance with the related Mortgage Note. The Servicer's records shall, at all times, reflect the then current Coupon Rate and monthly payment and the Servicer shall timely notify the Mortgagor of any changes to the Coupon Rate or the Mortgagor's monthly payment. If the Servicer fails to make either a timely or accurate adjustment to the Coupon Rate or monthly payment or to notify the Mortgagor of such adjustments, upon the Servicer's discovery of such error and such continued failure, the Servicer shall pay from its own funds any shortage. If the Servicer's continued failure after notice thereof to make a scheduled change affects the Trust's rights to make future adjustments under the terms of such Home Equity Loan, the Servicer shall repurchase such Home Equity Loan in accordance with the provisions of Article II hereof. Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any Home Equity Loan.

         Section 4.24 Administration of the Issuer. The Depositor agrees to assist the Issuer in performing its duties hereunder and under the Indenture.


                                END OF ARTICLE IV



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                                    ARTICLE V

                                   TERMINATION

         Section 5.01 Termination.

         This Agreement will terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture or (ii) the disposition of all funds with respect to the last Home Equity Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Servicer, the Owner Trustee, the Issuer, the Custodian and the Note Insurer; or (b) the mutual consent of the Servicer, the Seller, the Depositor, the Note Insurer and all Owners in writing.

         Section 5.02 Termination Upon Auction Sale.

         (a) On the Bid Solicitation Commencement Date for each Loan Pool, the Indenture Trustee shall solicit bids for the purchase of all Home Equity Loans remaining in such Loan Pool at a price equal to no less than the related Redemption Price. Such solicitation shall be conducted substantially in the manner described in Exhibit E hereto. In the event that satisfactory bids are received as described in Exhibit E and an Auction Sale occurs, the proceeds of the sale of such Home Equity Loans shall be deposited in the related Note Account.

         (b) If satisfactory bids are not received within 30 days of the Bid Solicitation Commencement Date or Bid Solicitation Date, as the case may be, the Indenture Trustee shall terminate the solicitation of bids and shall hold a new auction on each Bid Solicitation Date until such Home Equity Loans are sold.

         (c) Upon consummation of the sale of the Home Equity Loans in the related Loan Pool, the Indenture Trustee shall use the proceeds of the sale to reimburse the Indenture Trustee, the Owner Trustee, the Note Insurer and the Servicer the amounts set forth in items (ii), (iii), (iv) and (vi) of the definition of "Redemption Price," deposit the Auction Sale Reserve Deposit in the Reserve Account, provide the amount set forth in item (i) of the definition of "Redemption Price" to the Issuer to be used by the Issuer to redeem the related Series of Notes pursuant to Article X of the related Indenture and deposit any remainder in the Certificate Distribution Account.

         (d) If an Auction Sale on both Loan Pools has not occurred, the Servicer and the Note Insurer (in that order) have the right to purchase all of the Home Equity Loans in both Loan Pools at the Redemption Price on any Monthly Remittance Date on or after the Clean Up Call Date.

         (e) Promptly following any purchase described in this Section 5.02, the Indenture Trustee will or cause the Custodian to release the Files to the successful bidder at the Auction Sale or the Servicer or the Note Insurer in the event of a clean up call or otherwise upon their order, in a manner similar to that described in Section 4.14 hereof.

         Section 5.03 Redemption of Notes. Upon any Auction Sale or clean up described in Section 5.02, the Issuer shall use the proceeds it receives to redeem the related Series of Notes, in whole and not in part, and terminate the Indenture. A Series of Notes will be redeemed upon payment of the related Redemption Price, and the payment of the amount set forth in clause (i) of the definition of Redemption Price set forth


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




in Section 5.02 to the Owners of such Notes shall be in lieu of the payment otherwise required to be made to the Owners on such Payment Date in respect of such Notes.

         Section 5.04 Disposition of Proceeds.

         The Indenture Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Estate pursuant to this Article V to the related Note Account; provided, however, that any amounts representing unreimbursed Delinquency Advances and Servicing Advances theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Indenture Trustee to the Servicer from the proceeds of the Trust Estate.


                                END OF ARTICLE V


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





                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.01 Acts of Owners.

         Except as otherwise specifically provided herein, whenever Owner action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Owners if the Owners of the majority of the Percentage Interest of the Notes agree to take such action or give such consent or approval.

         Section 6.02 Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Owners' expense on direction of the Owners of the majority of the Percentage Interest of the Notes or the Note Insurer, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Owners or is necessary for the administration or servicing of the Home Equity Loans.

         Section 6.03 Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 6.04 Successors and Assigns.

         All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

         Section 6.05 Severability.

         In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 6.06 Governing Law; Submission to Jurisdiction.

         (a) In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, without giving effect to the conflicts of law principles thereof.

         (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions


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




contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

         (c) Each of the Depositor, the Issuer and the Seller hereby irrevocably appoints and designates the Indenture Trustee as its true and lawful attorney and duly authorized agent for acceptance of service of legal process with respect to any action, suit or proceeding set forth in paragraph (b) above. Each of the Issuer, the Seller and the Depositor agrees that service of such process upon the Indenture Trustee shall constitute personal service of such process upon it.

         (d) Nothing contained in this Agreement shall limit or affect the right of the Depositor, the Issuer, the Seller, the Servicer or the Note Insurer or third-party beneficiary hereunder, as the case may be, to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Home Equity Loans against any Mortgagor in the courts of any jurisdiction.

         Section 6.07 Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 6.08 Amendment.

         (a) The Indenture Trustee, the Depositor, the Issuer, the Seller and the Servicer, may at any time and from time to time, with the prior written approval of the Note Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement, and the Indenture Trustee shall consent to the amendment for the purposes of (i) curing any ambiguity,
(ii) correcting or supplementing any provisions of this Agreement which are inconsistent with any other provisions of this Agreement or adding provisions to this Agreement which are not inconsistent with the provisions of this Agreement,
(iii) adding any other provisions with respect to matters or questions arising under this Agreement, or (iv) for any other purpose, provided that such amendment shall not adversely affect in any material respect any Owner. Any such amendment shall be deemed not to adversely affect in any material respect any Owner if there is delivered to the Indenture Trustee written notification from each Rating Agency that such amendment will not cause such Rating Agency to reduce its then current rating assigned to the Notes. Notwithstanding anything to the contrary, no such amendment shall (A) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Note, (B) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Notes affected then outstanding or (C) which affects in any manner the terms or provisions of the Note Insurance Policy.

         (b) This Agreement may also be amended from time to time by the Seller, the Servicer, the Depositor and the Issuer by written agreement, with the prior written consent of the Owners of the majority of the Percentage Interests in the Notes and the Note Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Owners; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Equity Loans or distributions which are required to be made on any Note, without the consent of the holders of 100% of the Notes, (ii) adversely affect in any material respect the interests of the holders of the Notes in any manner other than as described in (i), without the consent of the holders of 100% of the Notes, or (iii) reduce the percentage of Notes, the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of the Notes.

         (c) The Note Insurer and the Rating Agencies shall be provided by the Seller with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

         Section 6.09 Specification of Certain Tax Matters.

         Each Owner shall provide the Indenture Trustee with a completed and executed From W-9 prior to purchasing a Note. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         Section 6.10 The Note Insurer.

         Any right conferred to the Note Insurer hereunder shall be suspended and shall run to the benefit of the Owners during any period in which there exists a Note Insurer Default; provided, that the right of the Note Insurer to receive the Premium Amount shall not be suspended if such Note Insurer Default was a default other than a default under clause (a) of the definition thereof. At such time as the Notes are no longer Outstanding hereunder and the Note Insurer has received all Reimbursement Amounts, the Note Insurer's rights hereunder shall terminate.

         Section 6.11 Third Party Rights.

         The Indenture Trustee, the Seller, the Issuer, the Depositor, the Servicer, and the Owners agree that the Note Insurer shall be deemed a third-party beneficiary of this Agreement as if it were a party hereto.

         Section 6.12 Notices.

         All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

     The Indenture Trustee:   The Chase Manhattan Bank
                              450 W. 33rd Street, 14th Floor
                              New York, NY  10001
                              Attention: Structured Finance Services, IMC 1998-7
                              Tel:    (212) 946-8600
                              Fax:    (212) 946-3240

     The Depositor:           IMC Securities, Inc.
                              5901 East Fowler Avenue
                              Tampa, Florida 33617-2362
                              Tel:    (813) 984-8801
                              Fax:    (813) 984-2595

     The Issuer:              IMC Home Equity Loan Owner Trust 1998-7
                              c/o Wilmington Trust Company, as Owner Trustee
                              1100 North Market Street
                              Wilmington, Delaware  19890
                              Attention:  Corporate Trust Administration
                              Tel:    (302) 651-8775
                              Fax:    (302) 651-1576

     The Seller:              IMC Mortgage Company
                              5901 East Fowler Avenue
                              Tampa, FL  33617-2362
                              Tel:    (813) 984-8801
                              Fax:    (813) 984-2595

     The Servicer:            Ocwen Federal Bank FSB
                              1675 Palm Beach Lakes Boulevard
                              Suite 1002
                              West Palm Beach, Florida  33401
                              Attention:  Secretary
                              Tel:    (561) 682-8000
                              Fax:    (561) 682-8177

     The Note
     Insurer:                 Financial Security Assurance Inc.
                              350 Park Avenue
                              New York, New York 10022
                              Attention:  Surveillance Department
                              Re:  IMC Home Equity Loan Owner Trust 1998-7
                              Tel:    (212) 339-3436
                              Fax:    (914) 888-5278

     The Underwriter:         PaineWebber Incorporated
                              1285 Avenue of the Americas
                              11th Floor
                              New York, New York  10019
                              Attention: Barbara Dawson (cc:  John Fearey)
                              Tel: (212) 713-8376
                              Fax: (212) 713-7999

     Moody's:                 Moody's Investors Service, Inc.
                              99 Church Street
                              New York, New York  10007
                              Attention:  The Residential Mortgage
                              Monitoring Department
                              Tel: (212) 553-0300
                              Fax: (212) 553-0355

     Standard & Poor's:       Standard & Poor's Ratings Services,
                                 a division of the McGraw-Hill Companies, Inc.
                              26 Broadway
                              15th Floor
                              New York, New York  10004
                              Attention:  Residential Mortgage Group
                              Tel: (212) 208-8000
                              Fax: (212) 208-8365

         Section 6.13 Benefits of Agreement.

         Nothing in this Agreement or in the Notes, expressed or implied, shall give to any Person, other than the Owners, the Note Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 6.14 Legal Holidays.

         In any case where the date of any Payment Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement (with the exception of any Monthly Remittance Date or any Monthly Reporting Date) shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day. In any case where the date of any Monthly Remittance Date or any Monthly Reporting Date shall not be a Business Day, then payment or mailing need not be made on such date, but must be made on the preceding Business Day.

         Section 6.15 Usury.

         The amount of interest payable or paid on any Note under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Note as a result of an error on the part of the Indenture Trustee acting on behalf of the Trust and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Indenture Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Owners of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

           Section 6.16 No Petition. The Indenture Trustee, the Depositor, the Seller and the Servicer, by entering into this Agreement, and each Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, the Servicer, the Depositor or the Issuer, or join in any institution against the Seller, the Servicer, the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the Operative Documents.


                                END OF ARTICLE VI

                                   ARTICLE VII

                   CERTAIN MATTERS REGARDING THE NOTE INSURER

         Section 7.01 Trust Estate and Accounts Held for Benefit of the Note Insurer.

         The Indenture Trustee shall hold the Trust Estate for the benefit of the related Owners and the Note Insurer and all references in this Agreement and in the Notes to the benefit of Owners of the Notes shall be deemed to include the Note Insurer. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement and the Notes.

         The Servicer hereby acknowledges and agrees that it shall service and administer the Home Equity Loans and any REO Properties, and shall maintain the Principal and Interest Account, for the benefit of the Owners and for the benefit of the Note Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Owners shall be deemed to include the Note Insurer.

         Section 7.02 Claims Upon the Policy; Policy Payments Account.

         (a) In the event that an Insured Payment becomes due pursuant to the terms of the Note Insurance Policy, the Indenture Trustee shall submit a Notice (in the form attached to such Note Insurance Policy) in accordance with the terms of such Note Insurance Policy.

         (b) The Indenture Trustee shall establish a separate special purpose trust account for the benefit of the Owners of the Notes and the Note Insurer referred to herein as the "Policy Payments Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under a Note Insurance Policy in the Policy Payments Account and distribute such amount only for purposes of payment to the Owners of the Notes of the Insured Payments for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Depositor, the Custodian, the Indenture Trustee or the Trust. Amounts paid under the Note Insurance Policy shall be transferred to the Note Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Owners of the Notes in accordance with
Section 3.03. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payments with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Register and in the statement to be furnished to Owners of the Notes pursuant to Section 3.08. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

         On any Payment Date with respect to which a claim has been made under the Note Insurance Policy, the amount of funds received by the Indenture Trustee as a result of any claim under the Note Insurance Policy, to the extent required to make the Insured Payment on such Payment Date shall be withdrawn from the Policy Payments Account and deposited in the Note Account and applied by the Indenture Trustee, together with the other funds to be withdrawn from the Note Account, directly to the payment in full of the Insured Payment due on the Notes. Funds received by the Indenture Trustee as a result of any claim under the Note Insurance Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Owners of the Notes may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Depositor, the Custodian, the Indenture Trustee or the Trust. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Note Insurer, pursuant to the instructions of the Note Insurer, by the end of such Business Day.

         (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Note Insurance Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

         (d) The Indenture Trustee shall promptly notify the Note Insurer and the Fiscal Agent (as defined in the Note Insurance Policy) of any proceeding or the institution of any action, of which an Authorized Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Owner of a Note by its purchase of such Note, the Servicer and the Indenture Trustee hereby agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Servicer, the Indenture Trustee and each Owner of a Note in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         (e) The Indenture Trustee shall, upon retirement of the Notes, furnish to the Note Insurer a notice of such retirement, and, upon the retirement of the Notes and the expiration of the term of the Note Insurance Policy, surrender the
Note Insurance Policy to the Note Insurer for cancellation.

         Section 7.03 Effect of Payments by the Note Insurer; Subrogation.

         Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Notes which is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of such Notes from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Notes within the meaning of Section 3.03. The Depositor, the Servicer and the Indenture Trustee acknowledge, and each Owner by its acceptance of a Note agrees, that without the need for any further action on the part of the Note Insurer, the Depositor, the Servicer, the Indenture Trustee or the Registrar (a) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on any Notes to the Owners of such Notes, the Note Insurer will be fully subrogated to the rights of such Owners to receive such principal and interest from the Trust and (b) the Note Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

         The Indenture Trustee, the Seller, the Depositor and the Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Owners as otherwise set forth therein.

         Section 7.04 Notices to the Note Insurer.

         All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Owners shall also be sent to the Note Insurer.

         Section 7.05 Rights to the Note Insurer To Exercise Rights of Owners.

         By accepting its Note, each Owner agrees that unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Owners as specified under this Agreement without any further consent of the Owners.


                               END OF ARTICLE VII

           IN WITNESS WHEREOF, the Issuer, the Depositor, the Seller, the Servicer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                              IMC HOME EQUITY LOAN OWNER TRUST 1998-7

                              By: WILMINGTON TRUST COMPANY,
                                    as Owner Trustee



                              By: /s/ Emmett R. Harmon
                                  ------------------------
                                  Name:  Emmett R. Harmon
                                  Title: Vice President


                              IMC SECURITIES, INC.
                                  as Depositor



                              By: /s/ George Nicholas
                                  ------------------------
                                  Name:  George Nicholas
                                  Title: Chief Executive Officer


                              IMC MORTGAGE COMPANY,
                                  as Seller



                              By: /s/ George Nicholas
                                  -----------------------
                                  Name:  George Nicholas
                                  Title: Chief Executive Officer


                              OCWEN FEDERAL BANK FSB,
                                  as Servicer



                              By: /s/ Jon E. Voigtman
                                  -----------------------
                                  Name:  Jon E. Voigtman
                                  Title: Vice President


                              THE CHASE MANHATTAN BANK,
                                  as Indenture Trustee



                              By: /s/ Jennifer Cupo
                                  -----------------------
                                  Name:  Jennifer Cupo
                                  Title: Assistant Vice President

STATE OF FLORIDA        )
                        :  ss.:
COUNTY OF HILLSBOROUGH  )



         On the 10th day of December, 1998, before me, a notary public in and for the State of Florida, personally appeared George Nicholas to me known to me, who, being by me duly sworn, did depose and say that he resides at 5003 Paloma Drive, Tampa, FL 33624; that he is the Chief Executive Officer of IMC Securities, Inc., a Delaware corporation; one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


      /s/ Jennifer L. Ellis
     ---------------------
         Notary Public

Notary Public, State of Florida
My Commission Expires: September 28, 2002

STATE OF FLORIDA        )
                        :  ss.:
COUNTY OF HILLSBOROUGH  )


         On the 10th day of December, 1998, before me personally came George Nicholas, to me known, who, being by me duly sworn, did depose and say that he resides at 5003 Paloma Drive, Tampa, FL 33624; that he is Chief Executive Officer of IMC Mortgage Company, a Florida corporation; and that he signed his name thereto by order of the respective Boards of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


          /s/ Jennifer L. Ellis
          ---------------------
               Notary Public

Notary Public, State of Florida
My Commission Expires: September 28, 2002

STATE OF DELAWARE       )
                        :  ss.:
COUNTY OF NEW CASTLE    )


         On the 9th day of December, 1998, before me personally came Emmett R. Harmon, to me known, who, being by me duly sworn did depose and say that he/she resides at Wilmington, Delaware; that he/she is Vice President of Wilmington Trust Company, a Delaware banking corporation described in and that executed the above instrument as Owner Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said Delaware banking corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




NOTARIAL SEAL


         /s/ Kathleen A. Pedelini
         ------------------------
               Notary Public



Notary Public, State of Delaware
My Commission Expires:  October 31, 2002

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )


         On the 10th day of December, 1998, before me personally came Jennifer Cupo, to me known, who, being by me duly sworn did depose and say that he/she resides at 450 W. 33rd St.; that he/she is an Assistant Vice President of The Chase Manhattan Bank, the New York banking corporation described in and that executed the above instrument as Indenture Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said New York banking corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


         /s/ Jill G. Chavooshian
         -----------------------
               Notary Public


Notary Public, State of New York
My Commission Expires:  March 10, 1999

STATE OF FLORIDA        )
                        :  ss.:
COUNTY OF PALM BEACH    )


         On the 8th day of December, 1998, before me, a notary public in and for the State of Florida, personally appeared Jon E. Voigtman, known to me to be a Vice President of Ocwen Federal Bank FSB, a federal savings bank that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


               /s/ Patricia N. Costigan
               ------------------------
                    Notary Public


Notary Public, State of Florida
My Commission Expires:  March 7, 2000

                                   SCHEDULE IA

                  SCHEDULE OF HOME EQUITY LOANS IN LOAN POOL I

         A copy of this Schedule is maintained by the Indenture Trustee at the Corporate Trust Office and by the Servicer.

                                   SCHEDULE IB

                  SCHEDULE OF HOME EQUITY LOANS IN LOAN POOL II

         A copy of this Schedule is maintained by the Indenture Trustee at the Corporate Trust Office and by the Servicer.

                                                                       EXHIBIT A

                    FORM OF CERTIFICATE RE: HOME EQUITY LOANS
                       PREPAID IN FULL AFTER CUT-OFF DATE


                          CERTIFICATE RE: PREPAID LOANS


         I, __________________________, _______________ of IMC Mortgage Company
("IMC"), hereby certify that between the "Cut-Off Date" (as defined in the Sale and Servicing Agreement dated as of December 1, 1998 among IMC Securities, Inc., as Depositor, IMC, as Seller, Ocwen Federal Bank FSB, as Servicer, IMC Home Equity Loan Owner Trust 1998-7, as Issuer and The Chase Manhattan Bank, as Indenture Trustee) and the "Closing Date," the following schedule of "Home Equity Loans" (each as defined in the Sale and Servicing Agreement) have been prepaid in full.


   Account                        Original         Current           Date Paid
   Number           Name           Amount           Balance             Off
   ------           ----           ------           -------             ---





Dated:  December __, 1998


                              By:   _________________________

                              Title: ________________________

                                                                     EXHIBIT B-1





                 INDENTURE TRUSTEE'S ACKNOWLEDGEMENT OF RECEIPT

         The Chase Manhattan Bank, in its capacity as Indenture Trustee (the "Indenture Trustee") under that certain Sale and Servicing Agreement dated as of December 1, 1998 (the "Sale and Servicing Agreement") among IMC Securities, Inc., as Depositor, IMC Mortgage Company, a Florida corporation, as seller ("IMC"), Ocwen Federal Bank FSB, as Servicer, IMC Home Equity Loan Owner Trust 1998-7, as Issuer and The Chase Manhattan Bank, as Indenture Trustee, hereby acknowledges receipt of the Note Insurance Policy (Policy No. ________) from Financial Security Assurance Inc. and all other assets of the Trust Estate received by the Indenture Trustee as of the date hereof.

         The Indenture Trustee hereby additionally acknowledges that it shall cause the Custodian (as defined in the Sale and Servicing Agreement) to review such items as required by Section 2.06(a) of the Sale and Servicing Agreement.


                            THE CHASE MANHATTAN BANK, as
                            Indenture Trustee



                            By:   ________________________________
                            Name: ________________________________
                            Title:________________________________

Dated:  December __, 1998





                                      B-1-1

                                                                     EXHIBIT B-2




                      CUSTODIAN'S ACKNOWLEDGMENT OF RECEIPT

         Bank One Trust Company, N.A., in its capacity as custodian (the "Custodian") under the Custodial Agreement dated as of December 1, 1998 among the Custodian, IMC Mortgage Company, as seller, Ocwen Federal Bank FSB, as servicer, IMC Securities, Inc., as Depositor, IMC Home Equity Loan Owner Trust 1998-7, as Issuer and The Chase Manhattan Bank, in its capacity as Indenture Trustee (the "Indenture Trustee") under that certain Sale and Servicing Agreement dated as of December 1, 1998 ( the "Sale and Servicing Agreement") among IMC Securities, Inc., as Depositor, IMC Mortgage Company, a Florida corporation, as seller and servicer ("IMC"), the Issuer, and the Indenture Trustee hereby acknowledges receipt (subject to review as required by Section 2.06(a) of the Sale and Servicing Agreement) of the items delivered to it by IMC with respect to the Home Equity Loans pursuant to Section 2.05(b)(i) of the Sale and Servicing Agreement, except such items as are listed on Exhibit D to the Sale and Servicing Agreement.

         The Schedules of Home Equity Loans is attached to this Receipt.

         The Custodian hereby additionally acknowledges that it shall review such items as required by Section 2.06(a) of the Sale and Servicing Agreement and shall otherwise comply with Section 2.06(b) and 2.06(c) of the Sale and Servicing Agreement as required thereby.


                                  BANK ONE TRUST COMPANY, N.A., as custodian



                                  By:    ________________________________
                                  Name:  ________________________________
                                  Title: ________________________________

Dated:  December __, 1998







                                      B-2-1

                                                                       EXHIBIT C

                                                      FORM OF POOL CERTIFICATION

                               POOL CERTIFICATION

         WHEREAS, the undersigned is an Authorized Officer of Bank One Trust Company, N.A., in its capacity as Custodian (the "Custodian") under the Custodial Agreement dated December 1, 1998 between the Custodian, IMC Mortgage Company, as seller, Ocwen Federal Bank FSB, as servicer, IMC Securities, Inc., as Depositor, IMC Home Equity Loan Owner Trust 1998-7, as Issuer and The Chase Manhattan Bank, a New York banking corporation, acting in its capacity as indenture trustee (the "Indenture Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Indenture Trustee, pursuant to that certain Sale and Servicing Agreement dated as of December 1, 1998 (the "Sale and Servicing Agreement") among IMC Securities, Inc., as Depositor, IMC Mortgage Company, as Seller (the "Seller"), Ocwen Federal Bank FSB, as Servicer, IMC Home Equity Loan Owner Trust 1998-7, as Issuer and the Indenture Trustee; and

         WHEREAS, the Custodian is required, pursuant to Section 2.06(a) of the Sale and Servicing Agreement, to review the Mortgage Files relating to the Pool within a specified period following the Closing Date and to notify the Seller promptly of any defects with respect to the Pool, and the Seller is required to remedy such defects or take certain other action, all as set forth in Section 2.06(b) of the Sale and Servicing Agreement; and

         WHEREAS, Section 2.06(a) of the Sale and Servicing Agreement requires the Custodian to deliver this Pool Certification upon the satisfaction of certain conditions set forth therein.

         NOW, THEREFORE, the Custodian hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section
2.05 of the Sale and Servicing Agreement) have been executed or received, and that such documents relate to the Home Equity Loans identified in the Schedule of Home Equity Loans pursuant to Section 2.06(a) of the Sale and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Home Equity Loans, any remedial action by the Seller pursuant to Section 2.06(b) of the Sale and Servicing Agreement has been completed. The Custodian makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

                                BANK ONE TRUST COMPANY, N.A., as Custodian



                                By:  __________________________________

                                Title: ________________________________

Dated:  December __, 1998

                  EXHIBIT D TO THE SALE AND SERVICING AGREEMENT

                   HOME EQUITY LOANS WITH DOCUMENT EXCEPTIONS




Loan Number    Borrower Name        Original Loan Amount           Exception
-----------    -------------        --------------------           ---------

                                                                       EXHIBIT E

                           AUCTION SALE BID PROCEDURES


I.       Auction Process

         a. On the Bid Solicitation Commencement Date, the Indenture Trustee shall have the right, but not the obligation to engage an investment bank or other agent (the "Advisor") to assist the Indenture Trustee in the Auction Sale bid solicitation of the assets of the proposed auction. In the event that such Advisor advises the Indenture Trustee that it believes that the then current market for home equity loans similar to the Home Equity Loans being offered for auction will not lead to a bid with a minimum price that exceeds the Redemption Price, the Indenture Trustee shall cancel the auction process until the next Bid Solicitation Date.

         b. On the Bid Solicitation Commencement Date, the Indenture Trustee or the Advisor will initiate its general auction procedures consisting of the following: (i) with the assistance of the Seller and the Servicer, prepare a general solicitation package along with a confidentiality agreement;
                  (ii) prepare a list of qualified bidders, in a commercially reasonable manner; (iii) initiate contact with all qualified bidders (which may include the Seller, the Servicer, the Note Insurer and the Owners of the Certificates); (iv) send a confidentiality agreement to all qualified bidders; (v) upon receipt of a signed confidentiality agreement, send solicitation packages to all interested bidders; and (vi) notify all potential bidders of the anticipated timetable.

         c. The general solicitation package will include: (i) the prospectus from the public offering of the related Series of Notes ("Prospectus"); (ii) a copy of all monthly servicing reports or a copy of all annual servicing reports and, upon a written request, the prior years' monthly servicing reports;
                  (iii) a form of a purchase and sale agreement and servicing agreement for such sale; (iv) a description of the minimum Redemption Price required to cause the Indenture Trustee to sell the Home Equity Loans; (v) a formal bidsheet; (vi) a detailed timetable; and (vii) a preliminary data tape of the Home Equity Loans as of the most recent Payment Date reflecting the same data attributes used to create the original Cut-Off Date tables for the Prospectus.


II.      Auction Process


         a. The Advisor, the Seller, the Servicer and the Note Insurer will be allowed to bid in the auction, but will not be required to do so.

         b. The bid solicitation package will indicate the date on or before the bids must be submitted to the Indenture Trustee (the "Auction Date").

         c. On the Auction Date, all bids will be due by facsimile to such office as shall be designated by the Indenture Trustee by 1:00 p.m. ET; with the winning bidder to be notified by 2:00 p.m. ET the next Business Day. All acceptable bids will be due on a conforming basis on the bid sheet contained in the solicitation package.



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



         d. The Issuer and the Servicer will cooperate with the Indenture Trustee and the Advisor by (a) making their offices available during normal business hours upon reasonable notice for the prospective bidders to conduct due diligence, (b) providing the Indenture Trustee with adequate copies of the data tape regarding the Home Equity Loans, (c) preparing all assignments, endorsements and all other documentation necessary to evidence the transfer of the Home Equity Loans and (d) making all necessary representations and warranties in connection with the servicing of the Home Equity Loans.

         e. If the Indenture Trustee receives no qualified bids, the Indenture Trustee shall cancel the Auction.

         f. Upon notification to the winning bidder, a one percent (1%) good faith deposit of the aggregate balance of the unpaid principal balances of the Home Equity Loans as of the last day of the preceding Remittance Period will be required to be wired to the Indenture Trustee upon acceptance of the bid. This deposit, along with any interest income attributable to it, will be credited to the purchase price, but will not be refundable. The Indenture Trustee will establish a separate account for the acceptance of the good faith deposit, until such time as the account is fully funded and all monies are transferred into an account established by the Indenture Trustee for deposit of such amounts, such time not to exceed one (1) Business Day before the final Payment Date.

         g. The winning bidder will receive on the Auction Date a copy of the draft purchase and sale agreement and servicing agreement.


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